                       STATEMENT OF ADDITIONAL INFORMATION

                               SCHWAB INVESTMENTS
                 101 Montgomery Street, San Francisco, CA 94104

                                NOVEMBER 4, 1998

                            AS AMENDED MARCH 5, 1999

This Statement of Additional Information (SAI) is not a prospectus. It should be read in conjunction with the Prospectus for the Schwab Long-Term Tax-Free Bond Fund (the Long-Term Tax-Free Fund) and the Schwab Short/Intermediate Tax-Free Bond Fund (the Short/Intermediate Tax-Free Fund), dated November 4, 1998, and the Prospectus for the Schwab California Long-Term Tax-Free Bond Fund (the California Long-Term Tax-Free Fund) and the Schwab California Short/Intermediate Tax-Free Bond Fund (the California Short/Intermediate Tax-Free Fund), dated November 4, 1998, (the Funds).

To obtain a copy of either Prospectus, please contact Charles Schwab & Co., Inc. (Schwab) at 1-800-435-4000, 24 hours a day or 101 Montgomery Street, San Francisco, California 94104. TDD users may contact Schwab at 800-345-2550, 24 hours a day. These Prospectuses also may be available electronically by using the SchwabFunds(R) World Wide Web address: http://www.schwab.com/schwabfunds.

                                 SCHWABFunds(R)
                                  800-435-4000

                                TABLE OF CONTENTS

                                                                            Page

INVESTMENT SECURITIES..........................................................2
INVESTMENT RESTRICTIONS.......................................................10
MANAGEMENT OF THE FUNDS.......................................................12
PORTFOLIO TRANSACTIONS AND TURNOVER...........................................16
TAXES.........................................................................17
SHARE PRICE CALCULATION.......................................................20
TOTAL RETURN AND YIELD........................................................21
GENERAL INFORMATION...........................................................22
PURCHASE AND REDEMPTION OF SHARES.............................................24
OTHER INFORMATION.............................................................24
FINANCIAL STATEMENTS..........................................................24
APPENDIX - RATINGS OF INVESTMENT SECURITIES...................................25


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                              INVESTMENT SECURITIES

MUNICIPAL SECURITIES. Municipal securities are debt securities issued by a state, its political subdivisions, agencies, authorities and corporations. These securities may be issued to obtain money for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, public utilities, schools, streets, and water and sewer works. Other public purposes include refunding outstanding obligations, obtaining funds for general operating expenses and obtaining funds to loan to other public institutions and facilities. Municipal securities may be owned directly or through participation interests, and pay fixed, floating or variable rates of interest. A participation interest is an undivided interest in a municipal security.

Municipal securities also may be issued to finance various private activities, including certain types of private activity bonds ("industrial development bonds" under prior law). These securities may be issued by or on behalf of public authorities to obtain funds to provide certain privately owned or operated facilities. The Funds may not be desirable investments for "substantial users" of facilities financed by private activity bonds or industrial development bonds or for "related persons" of substantial users because distributions from the Funds attributable to interest on such bonds may not be tax-exempt. Shareholders should consult their own tax advisers regarding the potential effect on them (if any) of any investment in these Funds.

Municipal securities are generally classified as "general obligation" or "revenue." General obligation notes are secured by the issuer's pledge of its full credit and taxing power for the payment of principal and interest. Revenue notes are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Private activity bonds and industrial development bonds are, in most cases, revenue bonds and generally do not constitute the pledge of the credit of the issuer of such bonds.

Examples of municipal securities that are issued with original maturities of one year or less are short-term tax anticipation notes, bond anticipation notes, revenue anticipation notes, construction loan notes, pre-refunded municipal bonds and tax-free commercial paper. Tax anticipation notes are typically sold to finance working capital needs of municipalities in anticipation of the receipt of property taxes on a future date. Bond anticipation notes are sold on an interim basis in anticipation of a municipality's issuance of a longer-term bond in the future. Revenue anticipation notes are issued in expectation of the receipt of other types of revenue such as that available under the Federal Revenue Sharing Program. Construction loan notes are instruments insured by the Federal Housing Administration with permanent financing by "Fannie Mae" (the Federal National Mortgage Association) or "Ginnie Mae" (the Government National Mortgage Association) at the end of the project construction period. Pre-refunded municipal bonds are bonds that are not yet refundable, but for which securities have been placed in escrow to refund an original municipal bond issue when it becomes refundable. Tax-free commercial paper is an unsecured promissory obligation issued or guaranteed by a municipal issuer. The Funds may purchase other municipal securities similar to the foregoing, which are or may become available, including securities issued to pre-refund other outstanding obligations of municipal issuers.

The value of municipal securities may be affected by uncertainties with respect to the rights of holders of municipal securities in the event of bankruptcy or the taxation of municipal securities as a result of legislation or litigation. For example, under federal law, certain issuers of municipal securities may be authorized in certain circumstances to initiate bankruptcy proceedings without prior notice to or the consent of creditors. Such action could result in material adverse changes in the rights of holders of the securities. In addition, litigation challenging the validity under the state constitutions of present systems of financing public education has been initiated or adjudicated in a number of states, and legislation has been introduced to effect changes in public school finances in some states. In other instances there has been litigation challenging the issuance of pollution control revenue bonds or the validity of their issuance under state or federal law, which ultimately could affect the validity of those municipal securities or the tax-free nature of the interest thereon.

The Investment Manager relies on the opinion of the issuer's counsel, which is rendered at the time the security is issued, to determine whether the security is fit, with respect to its tax status, to be purchased by a Fund.


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ILLIQUID SECURITIES. Investments that cannot be sold or disposed of in the normal course of business within seven days at their approximate value will be considered illiquid. The Investment Manager determines the liquidity of a Fund's investments under the supervision and direction of the Board of Trustees. Investments currently considered illiquid include repurchase agreements not maturing within seven days, some restricted securities and municipal lease obligations.

TAXABLE SECURITIES. Under normal conditions, the Funds do not intend to invest in securities the interest on which is subject to federal income and/or state and local personal income taxes. However, from time to time, as a defensive measure or under abnormal market conditions, the Funds may make temporary investments in securities the interest on which is subject to federal income and/or state and local personal income taxes.

U.S. GOVERNMENT SECURITIES. U.S. Government securities are securities issued by the U.S. Treasury or issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities. U.S. Treasury securities are backed by the full faith and credit of the United States. Not all U.S. Government securities are backed by the full faith and credit of the United States. Some U.S. Government securities are supported by a line of credit the issuing entity has with the U.S. Treasury. Others are supported solely by the credit of the issuing agency or instrumentality. Of course U.S. Government securities are among the safest securities, but they are still sensitive to interest rate changes, which will cause their yields to fluctuate.

ASSET-BACKED SECURITIES. Asset-Backed securities are securities that are backed by the loans or accounts receivables of an entity, such as a bank or credit card company. These securities are obligations which the issuer intends to repay using the assets backing them (once collected). Therefore, repayment depends largely on the cash-flows generated by the assets backing the securities. Sometimes the credit support for these securities is limited to the underlying assets, but, in other cases, may be provided by a third party via a letter of credit or insurance guarantee. Asset-backed securities are subject to credit and prepayment risks. Currently, there are no tax-exempt Asset-Backed securities in the Funds.

Repayment of these is intended to be obtained from an identified pool of assets, typically receivables related to a particular industry, such as asset-backed securities related to credit card receivables, automobile receivables, trade receivables or diversified financial assets. Based on the primary characteristics of the various types of asset-backed securities, for purposes of each Fund's concentration policy, each of the Funds has selected the following asset-backed securities industries: credit card receivables, automobile receivables, trade receivables and diversified financial assets, and each Fund will limit its investments in each such industry to less than 25% of its total assets.

MONEY MARKET SECURITIES. Money market securities are high-quality, short-term debt securities that may be issued by entities such as the U.S. Government, corporations and financial institutions (like banks). Money market securities include commercial paper, certificates of deposit, banker's acceptances and time deposits.

Restriction: Each Fund will invest only in certificates of deposit and bankers' acceptances of banks that have capital, surplus and undivided profits in excess of $100 million.

REPURCHASE AGREEMENTS. Repurchase agreements involve a Fund buying securities (usually U.S. Government securities) from a seller and simultaneously agreeing to sell them back at an agreed-upon price (usually higher) and time. There are risks that losses will result if the seller does not perform as agreed.

LENDING. The lending of securities is a common practice in the securities industry. A Fund will engage in security lending arrangements with the primary objective of increasing its income through investment of the cash collateral in short-term, interest-bearing obligations, but will do so only to the extent that the Fund will not lose the tax treatment available to regulated investment companies. The Fund is entitled to all dividends or interest on any loaned securities. Loans of securities involve a risk that the borrower may fail to return the securities or provide additional collateral.

The Funds may loan securities to qualified broker-dealers or other institutional investors provided: (i) the loan is secured continuously by collateral consisting of U.S. Government securities, letters of credit, cash or cash-


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equivalents, and maintained on a daily marked-to-market basis in an amount at least equal to the current market value of the securities loaned; (ii) the Fund may at any time call the loan and obtain the return of the securities loaned;
(iii) the Fund will receive any interest or dividends paid on the loaned securities; and (iv) the aggregate market value of securities loaned will not at any time exceed one-third of the total assets of the Fund.

ZERO COUPON SECURITIES do not pay interest, instead these securities are sold at less than their face value, and redeemed at their face value upon maturity. As a result of this structure, their prices can be very volatile in response to interest rate changes.

QUALITY OF INVESTMENTS. The Funds will invest in investment-grade quality securities. Investment-grade quality includes securities that are rated in one of the four highest rating categories by any nationally recognized statistical rating organization (NRSRO). When securities are unrated, the Investment Manager may deem them to be of comparable quality pursuant to guidelines adopted by the Board of Trustees. Each Fund will limit its investments in unrated securities to no more that 20% of its net assets. Should a security's investment-grade quality change after purchase by a Fund, the Investment Manager would take such action, including no action, as determined to be in the best interest of the Fund by the Board of Trustees. For more information about the ratings assigned by some NRSROs, refer to the Appendix section of the SAI.

RISK FACTORS FOR CALIFORNIA MUNICIPAL SECURITIES. In addition to general economic pressures which affect the State of California's (the "State") ability to raise revenues to meet its financial obligations, certain State constitutional amendments, legislative measures, executive orders, administrative regulations and voter initiatives could also result in the adverse effects described below. The following information is only a brief summary, is not a complete description and is based on information drawn from official statements and prospectuses relating to securities offerings of the State that have come to the attention of the Trust and were available before the date of this SAI. The Trust has not independently verified the accuracy and completeness of the information contained in those statements and prospectuses.

As used in this section, "California Municipal Securities" includes issues that are secured by a direct payment obligation of the State and obligations of issuers that rely in whole or in part on State revenues for payment of their obligations. Property tax revenues and part of the State's General Fund surplus are distributed to counties, cities and their various taxing entities; whether and to what extent a portion of the State's General Fund will be distributed in the future to them is unclear.

Overview. After suffering through a severe recession, since the start of 1994 California's economy has been on a steady recovery. The rate of economic growth in California in 1997, in terms of job gains, exceeded that of the rest of the United States. The State added nearly 430,000 non-farm jobs during 1997. In 1996 California surpassed its pre-recession employment peak of 12.7 million jobs. The unemployment rate, while still higher than the national average, fell to 5.8% in June 1998, compared to over 10 percent during the recession. Many of the new jobs were created in such industries as computer services, software design, motion pictures and high technology manufacturing. Business services, export trade and other manufacturing also experienced growth. All major economic regions of the State grew. The rate of employment growth for the Los Angeles region indicates that its growth has almost caught up with that in the San Francisco bay region on a population share basis. The unsettled financial situation occurring in certain Asian economies, and its spillover effect elsewhere, may adversely affect the State's export-related industries and, therefore, the State's rate of economic growth.

The recession seriously affected State tax revenues and caused an increase in expenditures for health and welfare programs. As a result, from the late 1980s through 1992-1993, the State experienced recurring budget deficits. During this period, expenditures exceeded revenues in four out of six years, and the State accumulated a budget deficit of about $2.8 billion at its peak at June 30, 1993. One consequence of the large budget imbalances was to significantly reduce the State's available cash resources and force the State to use a series of external borrowings to meet its cash needs. With the end of the recession, the State's financial condition has improved in the 1995-96, 1996-97 and 1997-1998 fiscal years, with a combination of better than expected revenues, slowdown in growth of social welfare programs, and continued spending restraint. No deficit borrowing has occurred at the end of the last three fiscal years and the State's cash flow borrowing was limited to $3 billion in 1997-1998. The California


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Department of Finance estimates that the State's budget reserve in the Special
Fund for Economic Uncertainties (SFEU) totaled $639.8 million as of June 30, 1997 and $1.782 billion at June 30, 1998.

As a result of the deterioration in the State's budget and cash situation, the State's credit ratings have been reduced. Since October 1992, all three major nationally recognized statistical rating organizations lowered the State's general obligation bond rating from the highest ranking of "AAA." The State's general obligation bonds are now rated "A+" by Standard and Poor's Corporation ("S&P"), "Aa3" by Moody's Investors Service, Inc. ("Moody's") and "AA" by Fitch IBCA, Inc. ("Fitch").

State Appropriations Limit. Subject to certain exceptions, the State is subject to an annual appropriations limit imposed by its Constitution on "proceeds of taxes." Various expenditures, including but not limited to debt service on certain bonds and appropriations for qualified capital outlay projects, are not included in the appropriations limit.

                               1996-97 FISCAL YEAR

The Governor's proposed budget for 1996-1997 projected General Fund revenues and transfers of about $45.6 billion and proposed total General Fund appropriations of about $45.2 billion. The Governor's proposed budget renewed a proposal, which had been rejected by the Legislature in 1995, for a 15% cut in personal and corporate tax rates, phased in over a three-year period. In May 1996, the State Department of Finance updated revenue estimates to $47.1 billion for 1996-1997, assuming enactment of the Governor's proposed tax cut, and expenditure estimates to $46.5 billion.

Revenues. The 1996-1997 Budget Act, enacted on July 15, 1996, rejected the Governor's proposed 15% tax cut (but did include a 5% cut in bank and corporation taxes). Consequently, revenues for 1996-1997 were increased to an estimated $47.6 billion. Special fund revenues are estimated to be $13.3 billion. The 1996-1997 Budget Act appropriated a budget reserve of $305 million at June 30, 1997. This budget reserve assumed savings of about $660 million in the State's health and welfare costs based on changes to federal law, including welfare reform. The federal welfare reform legislation passed in August 1996 is projected to provide only about $360 million of the assumed $660 million in savings, however, subject to further adjustment based on how the State implements changes to its welfare system. Other principal features of the 1996-1997 Budget Act include an increase in Proposition 98 funding for K-14 schools of about $1.6 billion, and about $700 million in new federal aid for costs of illegal immigrants (with about $540 million to be received during 1996-1997).

Expenditures. The 1996-1997 Budget Act included General Fund appropriations of about $47.2 billion, a 4% increase over the final estimated 1995-1996 expenditures. Special Fund expenditures were budgeted at $12.6 billion.

                               1997-98 FISCAL YEAR

Revenues. The 1997-1998 Budget Act anticipates General Fund revenues and transfers of $52.5 billion (a 6.8 percent increase over the final 1996-1997 levels) and Special Fund revenues of $14.0 billion. Following enactment of the Budget Act, the State implemented its annual cash flow borrowing program, issuing $3 billion of notes, which mature on June 30, 1998.

Expenditures. The 1997-1998 Budget includes General Fund expenditures of $52.8 billion (an 8.0 percent increase from the 1996-1997 levels). Special Fund expenditures of $14.4 billion, and $2.1 billion of expenditures from various Bond Funds. On a budgetary basis, the budget reserve is projected to decrease from $408 million at June 30, 1997 to $112 million at June 30, 1998. The 1997-98 Budget Act increases funding for K-14 education, reflects a $1.235 billion pension case judgment payment, increases funding for the University of California and California State University and continues most other State programs at 1996-1997 levels. Unlike prior years, this Budget Act does not depend on uncertain federal budget actions.

Subsequent to the adoption and signature of the Budget Act, the Governor and Legislature reached certain agreements related to State expenditures and taxes, including, on an annual basis, support for a $931 million tax cut (by full implementation in the 1999-2000 fiscal year) aimed primarily at middle income families but also including businesses, and for $480 million to provide health insurance for uninsured children, $450 million to pay for county


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courts, $300 million for pay raises for state employees, and $52 million tuition cuts for California public universities and community colleges. These agreements mostly will affect budgets in future fiscal years and their impact on the State's budget and the State's support for local government is uncertain.

                               1998-99 FISCAL YEAR

The Governor's proposed 1998-99 Fiscal Year Budget released on January 9, 1998, projected General Fund revenues for the 1998-99 Fiscal Year of $55.4 billion, and proposed expenditures in the same amount. The Governor's May Revision to the 1998-99 Budget ("May Revision"), released on May 14, 1998, projected revenues for the 1997-98 and 1998-99 Fiscal Years which combined would be more than $4.2 billion higher than was projected in January. The Governor proposed that most of this increased revenue be dedicated to fund a 75% cut in the Vehicle License Fee ("VLF"). The VLF proposal met significant opposition in the Legislature, in part, because VLF is a primary source of revenue for local governments.

The Legislature passed the 1998-99 Budget Bill on August 11, 1998, and the Governor signed it on August 21, 1998. In signing the Budget Bill, the Governor used his line-item veto power to reduce expenditures by $1.360 billion from the General Fund, and $160 million from Special Funds. Of this total, the Governor indicated that about $250 million of vetoed funds were "set aside" to fund programs for education. Vetoed items included education funds, salary increases and many individual resources and capital projects.

Revenues. The 1998-99 Budget Act is based on projected General Fund revenues and transfers of $57.0 billion (after giving effect to various tax reductions enacted in 1997 and 1998), a 4.2% increase from the revised 1997-98 figures. Special Fund revenues were estimated at $14.3 billion. The revenue projections were based on the May Revision and may be overstated in light of worsening economic problems in various international markets.

Expenditures. After giving effect to the Governor's vetoes, the Budget Act provides authority for expenditures of $57.3 billion from the General Fund (a 7.3% increase from 1997-98), $14.7 billion from Special Funds, and $3.4 billion from bond funds. The Budget Act projects a balance in the SFEU at June 30, 1999 (but without including the "set aside" veto amount) of $1.255 billion, a little more than 2% of General Fund revenues. The Budget Act assumes the State will carry out its normal intra-year cash flow borrowing in the amount of $1.7 billion of revenue anticipation notes, which are expected to be issued in October 1998.

The most significant feature of the 1998-99 budget was agreement on a total of $1.4 billion of tax cuts. The central element is a bill which provides for a phased-in reduction of the VLF. Since the VLF is currently transferred to cities and counties, the bill provides for the General Fund to replace the lost revenues. Starting on January 1, 1999, the VLF will be reduced by 25%, at a cost to the General Fund of approximately $500 million in the 1998-99 Fiscal Year and about $1 billion annually thereafter. Local government concern about the potential impact of the Governor's original VLF proposal at the time of the May Revision underscores the extent to which California city and county budgets are affected by State budget decisions beyond their control.

In addition to the cut in VLF, the 1998-99 budget includes both temporary and permanent increase in the personal income tax dependent credit ($612 million General Fund cost in 1998-99, but less in future years), a nonrefundable renters tax credit ($133 million), and various targeted business tax credits ($106 million). About half of the business tax credits will only become effective if Proposition 7, an initiative measure which includes various tax credits, is rejected by the voters on the November 3, 1998 ballot.

Other significant elements of the 1998-99 Budget Act include increased funding for schools, higher education, health, welfare and social service programs, and trial courts and prisons. The Budget also includes new funding for natural resources projects, dedication of $376 million of General Fund moneys for capital outlay projects, funding of a 3% State employee salary increase, funding of 2,000 new Department of Transportation positions to accelerate transportation construction projects, and funding of the California Infrastructure and Economic Development Bank ($50 million).


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The State of California received approximately $167 million of federal reimbursements to offset costs related to the incarceration of undocumented alien felons for federal fiscal year 1997. The State anticipates receiving approximately $195 million in federal reimbursements for federal fiscal year 1998.

After the Budget Act was signed, and prior to the close of the Legislative session on August 31, 1998, the Legislature passed a variety of fiscal bills. On a net basis, most of these costs had already been assumed in 1998-99 Budget Act.

The foregoing discussion of the 1996-1997, 1997-1998 and 1998-1999 Budgets is based upon the Budget Acts for these years, and should not be construed as a statement of fact. The assumptions used to construct a budget, which include estimates and projections of revenues and expenditures, may be affected by numerous factors, including future economic conditions in the State and the Nation. There can be no assurances that any estimates will be achieved.

ISSUES AFFECTING LOCAL GOVERNMENTS AND SPECIAL DISTRICTS IN CALIFORNIA.

Proposition 13. Certain California Municipal Securities may be obligations of issuers that rely in whole or in part on ad valorem real property taxes as a source of revenue. In 1978, California voters approved Proposition 13, which limits ad valorem taxes on real property and restricts the ability of taxing entities to increase property tax and other tax revenues.

With certain exceptions, the maximum ad valorem tax on real property is limited to 1% of the full cash value to be collected by the counties and apportioned according to law. One exception is for debt service on bonded indebtedness if such is approved by two-thirds of the votes cast by voters voting on the proposition. The full cash value may be adjusted annually to reflect inflation at a rate not to exceed 2% per year, or reduction in the consumer price index or comparable local data, or reduced in the event of declining property value caused by substantial damage, destruction or other factors, or adjusted when there is a "change in ownership" or "new construction."

Proposition 62. This initiative, approved by voters in 1986, placed further restrictions on the ability of local governments to raise taxes and allocate approved tax revenues. Although some of the California Courts of Appeal held that parts of Proposition 62 were unconstitutional, the California Supreme Court recently issued a decision that upheld Proposition 62's requirement that special taxes be approved by a two-thirds vote of the voters voting in an election on the issue. This recent decision may invalidate other taxes that have been imposed by local governments in California and make it more difficult for local governments to raise taxes.

Propositions 98 and 111. These initiatives changed the State appropriations limit and State funding of public education below the university level by guaranteeing K-14 schools a minimum share of General Fund revenues. The initiatives require that the State establish a prudent state reserve fund for public education.

Proposition 218. Passed in November 1996, this initiative places additional limitations on the ability of California local governments to increase or impose general taxes, special assessments, and many fees by requiring voter approval of such items. General taxes and many assessments and fees that were passed without public approval after 1994 and before November 6, 1996 must now be approved by voters by either July 1, 1997 or November 6, 1998 to continue in effect.

Appropriations Limit. Local governmental entities are also subject to annual appropriations limits. If a local government's revenues in any year exceed the amount permitted to be spent, the excess must be returned to the public through a revision of tax rates or fee schedules over the following two years.

Initiative on November 3, 1998 Ballot. Proposition 9 would overturn certain aspects of legislation enacted in 1996 and 1997 to deregulate the electric industry in California. As part of this deregulation, the three investor owned utilities in California issued about $6 billion in aggregate of "rate reduction bonds" to finance the stranded costs of certain uneconomic facilities. These bonds are repaid through a surcharge placed on residential and small business customers' bills. The legislation authorizing issuance of these bonds included a pledge that the State would not interfere with the levying of these surcharges without providing other means to repay the bonds. One part of


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Proposition 9 would be the cancellation of the utilities' authority to collect these surcharges. If proposition 9 is approved by the voters, it is anticipated that litigation will be filed to declare the initiative unconstitutional. Because of the uncertainty of litigation, it is not possible to predict whether any State General Fund moneys eventually might be required to repay the rate reduction bonds.

Conclusion. The effect of these constitutional and statutory changes and of budget developments on the ability of California issuers to pay interest and principal on their obligations remains unclear, and may depend on whether a particular bond is a general obligation or limited obligation bond (limited obligation bonds are generally less affected). There is no assurance that any California issuer will make full or timely payments of principal or interest or remain solvent. For example, in December 1994, Orange County filed for bankruptcy. The California Municipal Bond Funds' concentration in California Municipal Securities provides a greater level of risk than a fund that is diversified across numerous states and municipal entities.

ADDITIONAL RISK FACTORS FOR CALIFORNIA MUNICIPAL SECURITIES.

Mortgages and Deeds of Trust. The California Municipal Bond Funds may invest in issues which are secured in whole or in part by mortgages or deeds of trust on real property. California law limits the remedies of a creditor secured by a mortgage or deed of trust, which may result in delays in the flow of revenues to an issuer.

Lease Financings. Some local governments and districts finance certain activities through lease arrangements. It is uncertain whether such lease financings are debt that require voter approval.

Seismic Risk. It is impossible to predict the time, magnitude or location of a major earthquake or its effect on the California economy. In January 1994, a major earthquake struck Los Angeles, causing significant damage to structures and facilities in a four county area. The possibility exists that another such earthquake could create a major dislocation of the California economy.

Year 2000:  State of California

The State's reliance on information technology in every aspect of its operations has made Year 2000-related ("Y2K") information technology ("IT") issues a high priority for the State. The Department of Information Technology ("DOIT"), an independent office reporting directly to the Governor, is responsible for ensuring the State's information technology processes are fully functional before the year 2000. The DOIT has created a Year 2000 Task Force and a California 2000 Office to establish statewide policy requirements, to gather, coordinate, and share information, and to monitor statewide progress. In December 1996, the DOIT began requiring departments to report on Y2K activities and currently requires departmental monthly reporting of Y2K status. The DOIT has emphasized to departments that efforts should be focused on applications that support mission-critical business practices.

The risks posed by Y2K information technology related issues are not confined to computer systems, but also include problems presented by embedded microchips (products or systems that contain microchips to perform functions such as traffic control, instruments used in hospitals or medical laboratories, and California Aqueduct monitoring). To address these problems, the Governor issued Executive Order W-163-97, broadening the responsibilities for the DOIT to resolve these issues as well as legal questions associated with Y2K issues. The executive order also required that mission critical systems be remediated by December 31, 1998, that purchases of new systems, hardware, software and equipment be Y2K compliant and further limited new computer projects to those required by law until a department's Y2K problems are resolved. The DOIT has also more recently required departments to address interfacing of State IT systems with external IT systems, and to report on contingency planning status for problems which might occur if IT systems are not fully remediated by the end of 1999.

Although the DOIT reports that State departments are making substantial progress overall toward the goal of Y2K compliance, the task is very complex and will likely encounter unexpected difficulties. The State has not predicted whether all mission critical systems will be ready and tested by late 1999 or what impact failure of any particular IT system(s) or of outside interfaces with State IT systems might have.


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The State Treasurer's Office and the State Controller's Office report that they are both on schedule to complete their Y2K remediation projects by December 31, 1998, allowing full testing during 1999. These systems include debt service payments on State debt and the State fiscal and accounting system. There can be no assurance that steps being taken by California state or local government agencies with respect to the Y2K problem will be sufficient to avoid any material adverse impact upon the budgets or operations of those agencies or upon the Funds.

This discussion is based on publicly available information about Y2K efforts that was provided by the State of California, and has not been independently verified by the Investment Manager or the Funds. In addition, the discussion does not address potential risks associated with the computer systems of California local governments and authorities.

In addition to historical information, this discussion contains forward-looking statements that reflect certain government officials' publicly stated expectations about Y2K preparedness. Achievement of the expressed expectations is subject to certain risks and uncertainties that could cause actual results to differ materially from the expressed expectations. An important factor that may cause such differences includes the unknown risks associated with Y2K computer system conversions or remediation.

YEAR 2000 presents uncertainties and possible risks to the smooth operations of the Funds and the provision of services to shareholders. Many computer programs use only two digits to identify a specific year and therefore may not accurately recognize the upcoming change in the next century. If not corrected, many computer applications could fail or create erroneous results by or at year 2000. Due to the Funds' and their service providers' dependence on computer technology to operate, the nature and impact of year 2000 processing failures on the Funds could be material. The Funds' Investment Manager is taking steps to minimize the risks of year 2000 for the Funds, including obtaining assurances from the Funds' service providers that they are analyzing their systems, testing them for potential problems and remediating them to the extent possible. There can be no assurance that these steps will be sufficient to avoid any adverse impact on the Funds, however, minimizing year 2000 risk for the Funds is a priority of the Investment Manager.

The Investment Manager generally attempts to take into account all material information about issuers, including the extent to which they have prepared or are preparing for the Year 2000 problem. The degree to which the Investment Manager inquires into an issuer's Year 2000 preparedness falls within the discretion of the particular representatives of credit/investment research and portfolio management involved and generally depends on various factors, including the size of a Fund's holdings in the issuer and the Investment Adviser's assessment of the significance of the Year 2000 problem to the issuer's business. Issuers whose securities represent a significant portion of a Fund's holdings or for which the Year 2000 problem is seen as posing the most material risks generally receive the greatest scrutiny, while issuers at the other end of the continuum receive lesser (if any) scrutiny. The Investment Manager obtains information about issuers' Year 2000 preparedness from issuers, reports filed with the SEC, rating agencies, securities analysts and various publications. The Investment Manager generally is not in a position to verify and cannot guarantee the completeness or accuracy of this information. Information regarding issuers' Year 2000 preparedness may be of limited usefulness in many important respects. Some issuers may not file reports with the SEC and may not have made meaningful disclosure about Year 2000 preparedness. Disclosure by issuers who do file reports with the SEC has varied in level of detail, may be qualified without providing sufficient information to assess the significance of the qualifications, and may convey the magnitude of possible problems but not the probability of their occurrence. Altogether, these constraints limit the Investment Manager's ability to form an accurate, independent judgment of issuer Year 2000 preparedness and may require the Investment Manager to rely on publicly-available assessments made by issuers and others. These assessments may prove incorrect. Accordingly, the Investment Manager's assessment of any issuer's Year 2000 preparedness does not assure that the issuer is or will be Year 2000 compliant or that Year 2000 related problems will not result in a material adverse effect on the issuer's business and, correspondingly, on a Fund.

                             INVESTMENT RESTRICTIONS

         Except as otherwise noted, the restrictions below are fundamental and cannot be changed without approval of the holders of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund to which they apply.

EACH FUND MAY NOT:

         1) As to 75% of its assets, purchase securities of any issuer (other than obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities) if, as a result, more than 5% of the value of its total assets would be invested in the securities of such issuer, except that, with respect to the California Long-Term Tax-Free Fund, provided that no more than 25% of the Fund's total assets would be invested in the securities of a single issuer, up to 50% of the Fund's total assets may be invested without regard to this 5% limitation; and, provided further, that, with respect to the California Short/Intermediate Tax-Free Fund, Long-Term Tax-Free Fund and Short-Intermediate Tax-Free Fund, and as a matter of non-fundamental policy that may be changed by the Board of Trustees, so long as no more than 25% of the Fund's total assets would be invested in the securities of a single issuer, up to 50% of the Fund's total assets may be invested without regard to the 5% limitation set forth above.

         2) Purchase securities (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, as a result of such purchase, 25% or more of the value of its total assets would be invested in any industry. Securities issued by governments or political subdivisions or authorities of governments are not considered to be securities subject to this industry concentration restriction.

         3) Invest more than 10% of the total value of its net assets in illiquid securities, including repurchase agreements with maturities in excess of seven days.

         4) Purchase or retain securities of an issuer if any of the officers, trustees or directors of the Trust or the Investment Manager individually own beneficially more than 1/2 of 1% of the securities of such issuer and together beneficially own more than 5% of the securities of such issuer.

         5) Purchase or sell commodities or real estate, including interests in real estate limited partnerships, provided that each Fund may (i) purchase securities of companies that deal in real estate or interests therein, and (ii) purchase or sell futures contracts, options contracts, equity index participations and index participation contracts.

         6) Invest for the purpose of exercising control or management of another issuer.

         7) Purchase securities of other investment companies, except as permitted by the 1940 Act.

         8) Lend money to any person, except that each Fund may (i) purchase a portion of an issue of short-term debt securities or similar obligations (including repurchase agreements) that are publicly distributed or customarily purchased by institutional investors, and (ii) lend its portfolio securities.

         9) Borrow money except from banks as a temporary measure to satisfy redemption requests or for extraordinary or emergency purposes and then only in an amount not to exceed one-third of the value of its total assets (including the amount borrowed), provided that the Fund will not purchase securities while borrowings represent more than 5% of its total assets.

         10) Pledge, mortgage or hypothecate any of its assets except that to secure allowable borrowings, each Fund may do so with respect to no more than 10% of its net assets.

         11) Underwrite securities issued by others except to the extent it may be deemed to be an underwriter, under the federal securities laws, in connection with the disposition of securities from its investment portfolio.

The following restrictions are non-fundamental and may be changed by the Board of Trustees.

EACH FUND MAY NOT:

         1) Purchase more than 10% of any class of securities of any issuer if, as a result of such purchase, it would own more than 10% of such issuer's outstanding voting securities.

         2) Invest more than 5% of its total assets in securities of issuers (other than obligations of, or guaranteed by the U.S. Government, its agencies or instrumentalities) that with their predecessors have a record of less than three years continuous operation.

         3) Purchase securities that would cause more than 5% of its net assets to be invested in restricted securities, excluding restricted securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 that have been determined to be liquid under procedures adopted by the Trust's Board of Trustees based upon the trading markets for the securities.

         4) Invest more than 5% of its net assets in warrants, valued at the lower of cost or market, and no more than 40% of this 5% may be invested in warrants that are not listed on the New York Stock Exchange or the American Stock Exchange, provided, however, that for purposes of this restriction, warrants acquired by a Fund in units or attached to other securities are deemed to be without value.

         5) Purchase puts, calls, straddles, spreads or any combination thereof if by reason of such purchase the value of its aggregate investment in such securities would exceed 5% of the Fund's total assets.

         6) Make short sales, except for short sales against the box.

         7) Purchase or sell interests in oil, gas or other mineral development programs or leases, although it may invest in companies that own or invest in such interests or leases.

         8) Purchase securities on margin, except such short-term credits as may be necessary for the clearance of purchases and sales of securities.

         9) Purchase securities the income of which is subject to federal alternative minimum tax if, by reason of such purchase, the total income earned by such securities would exceed 20% of all income earned by the Fund.

         10) Purchase an unrated security, if, as a result, more than 20% of its net assets would be invested in unrated securities.

         11) Invest more than 25% of its total assets in when-issued and delayed-delivery securities, or purchase such securities for speculative purposes.

         12) Each Fund will normally invest at least 65% of its total assets in securities deemed by the Investment Manager to be bonds.

Note that with respect to nonfundamental restriction (3), each Fund does not currently intend to invest more than 5% of its total assets in restricted securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 that have been determined to be liquid under procedures adopted by the Trust's Board of Trustees based upon the trading markets for the securities.

                             MANAGEMENT OF THE FUNDS

The officers and trustees, their principal occupations during the past five years and their affiliations, if any, with The Charles Schwab Corporation, Charles Schwab & Co., Inc. (Schwab) and Charles Schwab Investment Management, Inc., (CSIM or the investment manager), are as follows:

                                        POSITION(S) WITH THE      PRINCIPAL OCCUPATIONS &
NAME/DATE OF BIRTH                      TRUSTS                    AFFILIATIONS
CHARLES R. SCHWAB*                      Chairman and Trustee      Chairman, Co-Chief Executive Officer and
July 29, 1937                                                     Director, The Charles Schwab Corporation;
                                                                  Chairman, Chief Executive Officer and Director,
                                                                  Charles Schwab Holdings, Inc.; Chairman
                                                                  and Director, Charles Schwab & Co., Inc.,
                                                                  Charles Schwab Investment Management,
                                                                  Inc., The Charles Schwab Trust Company
                                                                  and Schwab Retirement Plan Services,
                                                                  Inc.; Chairman and Director (current board
                                                                  positions), and Chairman (officer
                                                                  position) until December 1995, Mayer &
                                                                  Schweitzer, Inc. (a securities
                                                                  brokerage subsidiary of The Charles
                                                                  Schwab Corporation); Director, The
                                                                  Gap, Inc. (a clothing retailer),
                                                                  Transamerica Corporation (a financial
                                                                  services organization), AirTouch Communications
                                                                  (a telecommunications company) and
                                                                  Siebel Systems (a software company).

STEVEN L. SCHEID*+                      President and Trustee     Executive Vice President and Chief Financial
June 28, 1953                                                     Officer, The Charles Schwab Corporation;
                                                                  Enterprise President - Financial Products and
                                                                  Services and Chief Financial Officer, Charles Schwab
                                                                  & Co., Inc.; Chief Executive Officer, Chief
                                                                  Financial Officer and Director, Charles Schwab
                                                                  Investment Management, Inc. From 1994 to 1996, Mr.
                                                                  Scheid was Executive Vice President of Finance for
                                                                  First Interstate Bancorp and was Principal Financial
                                                                  Officer from 1995 to 1996. Prior to 1994,
                                                                  Mr. Scheid was Chief Financial Officer, First
                                                                  Interstate Bank of Texas.

DONALD F. DORWARD                       Trustee                   Executive Vice President and Managing Director,
September 23, 1931                                                Grey Advertising.  From 1990 to 1996, Mr.
                                                                  Dorward was President and Chief Executive
                                                                  Officer, Dorward & Associates (advertising
                                                                  and marketing/consulting firm).

* This trustee is an "interested person" of the trusts.

+ Effective August 18, 1998, Mr. Scheid replaced Tom D. Seip as President and Trustee.

                                        POSITION(S) WITH THE      PRINCIPAL OCCUPATIONS &
NAME/DATE OF BIRTH                      TRUSTS                    AFFILIATIONS
ROBERT G. HOLMES                        Trustee                   Chairman, Chief Executive Officer and Director,
May 15, 1931                                                      Semloh Financial, Inc. (international financial
                                                                  services and investment advisory firm).

DONALD R. STEPHENS                      Trustee                   Managing Partner, D.R. Stephens & Company
June 28, 1938                                                     (Investments) and Chairman and Chief Executive
                                                                  Officer of North American Trust (real estate
                                                                  investment trust).

MICHAEL W. WILSEY                       Trustee                   Chairman, Chief Executive Officer and Director,
August 18, 1943                                                   Wilsey Bennett, Inc. (truck and air
                                                                  transportation, real estate investment,
                                                                  management and investments).

TAI-CHIN TUNG                           Treasurer and Principal   Vice President, Treasurer and Controller,
March 7, 1951                           Financial Officer         Charles Schwab Investment Management, Inc.  From
                                                                  1994 to 1996, Ms. Tung was Controller for
                                                                  Robertson Stephens Investment Management,
                                                                  Inc. From 1993 to 1994, she was Vice
                                                                  President of Fund Accounting, Capital
                                                                  Research and Management Co.

WILLIAM J. KLIPP*                       Executive Vice            Executive Vice President, SchwabFunds(R),
December 9, 1955                        President, Chief          Charles Schwab & Co., Inc.; President and Chief
                                        Operating Officer and     Operating Officer, Charles Schwab Investment
                                        Trustee                   Management, Inc.

STEPHEN B. WARD                         Senior Vice President     Senior Vice President and Chief Investment
April 5, 1955                           and Chief Investment      Officer, Charles Schwab Investment Management,
                                        Officer                   Inc.

FRANCES COLE                            Secretary                 Senior Vice President, Chief Counsel and
September 9, 1955                                                 Assistant Corporate Secretary, Charles Schwab
                                                                  Investment Management, Inc.

* This Trustee is an "interested person" of the Trust.

Each of the above-referenced officers and/or trustees also serves in the same capacity as described for the trust, for The Charles Schwab Family of Funds, Schwab Capital Trust and Schwab Annuity Portfolios. The address of each individual listed above is 101 Montgomery Street, San Francisco, California 94104.

                               COMPENSATION TABLE 1

                                                   Pension or
                                                   Retirement Benefits   Estimated Annual
                                                   Accrued as Part of    Benefits upon         Total Compensation
                             Aggregate             Fund Expenses from    Retirement from the   from the Fund
Name of Person, Position     Compensation from     the Fund Complex 2    Fund                  Complex 2
                             the Trust                                   Complex 2

Charles R. Schwab,                    0                    N/A                   N/A                    0
Chairman and Trustee
Timothy F. McCarthy 3                 0                    N/A                   N/A                    0
President and Trustee
Tom D. Seip 4                         0                    N/A                   N/A                    0
President and Trustee
Steven L. Scheid 5                    0                    N/A                   N/A                    0
President and Trustee
William J. Klipp,                     0                    N/A                   N/A                    0
Executive Vice President,
Chief Operating Officer
and Trustee
Donald F. Dorward, Trustee         $21,150                 N/A                   N/A                 $99,550
Robert G. Holmes,                  $21,150                 N/A                   N/A                 $99,550
Trustee
Donald R. Stephens,                $21,150                 N/A                   N/A                 $99,550
Trustee
Michael W. Wilsey,                 $21,150                 N/A                   N/A                 $99,550
Trustee

1.       Figures are as of August 31, 1998.

2. Fund Complex comprises all 35 funds in the Trust, The Charles Schwab Family of Funds, Schwab Capital Trust and Schwab Annuity Portfolios.

3.       Mr. McCarthy served as President and Trustee until November 24, 1997.

4.       Mr. Seip served as President and Trustee until May 15, 1998.

5.       Mr. Scheid became President and Trustee in August 18, 1998.

                       TRUSTEE DEFERRED COMPENSATION PLAN

Pursuant to exemptive relief received by the Trust from the Securities and Exchange Commission (the "SEC"), the Trust may enter into deferred fee arrangements (the "Fee Deferral Plan" or the "Plan") with the Trust's Trustees who are not "interested persons" of any of the Funds of the Trust (the "Independent Trustees" or the "Trustees").

As of the date of this SAI, none of the Independent Trustees has elected to participate in the Fee Deferral Plan. In the event an Independent Trustee does elect to participate in the Plan, the Plan would operate as described below.

Under the Plan, deferred Trustee's fees will be credited to a book reserve account established by the Trust (the "Deferred Fee Account") as of the date such fees would have been paid to such Trustee. The value of the Deferred Fee Account as of any date will be equal to the value the Account would have had as of that date if the amounts credited to the Account had been invested and reinvested in the securities of the SchwabFund or SchwabFunds(R) selected by the participating Trustee (the "Selected SchwabFund Securities"). SchwabFunds include the series or classes of beneficial interest of the Trust, The Charles Schwab Family of Funds and Schwab Capital Trust.

Pursuant to the exemptive relief granted to the Trust, each Fund will purchase and maintain the Selected SchwabFund Securities in an amount equal to the deemed investments in that Fund of the Deferred Fee Accounts of the Independent Trustees. The exemptive relief granted to the Trust permits the Funds and the Trustees to purchase the Selected SchwabFund Securities, which transactions would otherwise be limited or prohibited by the investment policies and/or restrictions of the Funds. See "Investment Restrictions."

                               INVESTMENT MANAGER

The Investment Manager, a wholly owned subsidiary of The Charles Schwab Corporation, serves as the Funds' investment adviser and administrator pursuant to an Investment Advisory and Administration Agreement (the "Advisory Agreement") between it and the Trust. The Investment Manager is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, and currently provides investment management services to the SchwabFunds Family(R), a family of 35 mutual funds with over $70 billion in net assets as of August 31, 1998. The Investment Manager is an affiliate of Schwab, the Trust's distributor; the shareholder services agent; and the transfer agent.

The Advisory Agreement will continue in effect until May 20, 1999, with respect to each Fund, and thereafter will continue for one year terms subject to annual approval by: (1) the Trust's Board of Trustees or (2) a vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of a Fund. In either event, the continuance must also be approved by a majority of the Trust's Board of Trustees who are not parties to the Agreement or interested persons (as defined in the 1940 Act) of any such party by vote cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement may be terminated at any time upon 60 days' notice by either party, or by a majority vote of the outstanding shares of a Fund, and will terminate automatically upon assignment.

The Advisory Agreement entitles the Investment Manager to receive an annual fee, payable monthly from each Fund of 0.41% of each Fund's average daily net assets. The Investment Manager and Schwab have voluntarily agreed to guarantee at least through October 31, 1999 that total operating expenses (excluding interest, taxes, brokerage commissions and extraordinary expenses) will not exceed 0.49% of each Fund's average net assets.

For the fiscal years ended August 31, 1996, 1997 and 1998, the investment advisory fees incurred by the Long-Term Tax-Free Fund were $102,000 (fees were reduced by $75,000), $38,000 (fees were reduced by $141,000), and $19,000 (fees were reduced by $209,000), respectively.

For the fiscal years ended August 31, 1996, 1997 and 1998, the investment advisory fees incurred by the Short/Intermediate Tax-Free Fund were $131,000 (fees were reduced by $85,000), $81,000 (fees were reduced by $137,000), and $28,000 (fees were reduced by $212,000), respectively.

For the fiscal years ended August 31, 1996, 1997 and 1998, the investment advisory fees incurred by the California Long-Term Tax-Free Fund were $297,000 (fees were reduced by $104,000), $238,000 (fees were reduced by $222,000) and $209,000 (fees were reduced by $409,000), respectively.

For the fiscal years ended August 31, 1996, 1997 and 1998, the investment advisory fees incurred by the California Short/Intermediate Tax-Free Fund were $118,000 (fees were reduced by $57,000), $99,000 (fees were reduced by $110,000), and $77,000 (fees were reduced by $215,000), respectively.

From time to time, each Fund may compare its total operating expense ratio to the total operating expense ratio of other mutual funds or mutual fund averages with similar investment objectives as reported by Lipper Analytical Service, Inc., Morningstar, Inc. or other independent sources of such information ("independent sources").

                                   DISTRIBUTOR

Pursuant to a Distribution Agreement, Schwab is the principal underwriter for shares of the Trust and is the Trust's agent for the purpose of the continuous offering of the Funds' shares. Each Fund pays the cost of the prospectuses and shareholder reports to be prepared and delivered to existing shareholders. Schwab pays such costs when the described materials are used in connection with the offering of shares to prospective investors and for supplementary sales literature and advertising. Schwab receives no fee under the Distribution Agreement. Terms of continuation, termination and assignment under the Distribution Agreement are identical to those described above with respect to the Advisory Agreement.

                          CUSTODIAN AND FUND ACCOUNTANT

PNC Bank, National Association, at the Airport Business Center, 200 Stevens Drive, Suite 440, Lester, Pennsylvania 19113, serves as Custodian for the Trust.

PFPC, Inc., at 103 Bellevue Parkway Wilmington, Delaware 19809, serves as Fund Accountant for the Trust.

                     ACCOUNTANTS AND REPORTS TO SHAREHOLDERS

The Trust's independent accountants, PricewaterhouseCoopers LLP, 333 Market Street, San Francisco, California, 94105, audit and report on the annual financial statements of each series of the Trust and review certain regulatory reports and each Fund's federal income tax return. It also performs other professional accounting, auditing, tax and advisory services when the Trust engages it to do so. Shareholders will be sent audited annual and unaudited semi-annual financial statements.

                       PORTFOLIO TRANSACTIONS AND TURNOVER

                             PORTFOLIO TRANSACTIONS

Brokerage Commissions. The Funds paid no brokerage commissions during the Fund's last three fiscal years.

         The Funds typically purchase and sell securities on the over-the-counter market through dealers acting as principals for their own accounts. Accordingly, commissions are not charged on these transactions. Instead, the subject securities are sold on a "net" basis with the participating dealer(s) earning a spread (the difference between ask and bid price) on each purchase or sale. The Funds may, however, pay commissions in connection with their options transactions. When placing orders for each Fund's securities transactions, the Investment Manager uses its best judgement to obtain best price and execution. The full range and quality of brokerage services available are considered in making these determinations. For non-debt security trades in which Schwab is not a principal, the Investment Manager may use Schwab to execute a Fund's transactions when it reasonably believes that commissions (or prices) charged and transaction quality will be at least comparable to those available from other qualified brokers or dealers.

                               PORTFOLIO TURNOVER

A Fund's portfolio turnover rate will vary from year to year depending on market conditions and purchase and redemption patterns of a Fund's shareholders. A turnover rate of 100% means that all portfolio securities (aside from short-term securities) were sold and replaced once during a period of one year. Typically, funds with high turnover (like 100% or more) tend to generate higher capital gains and transaction costs, such as brokerage commissions.

From time to time, each Fund may compare its portfolio turnover rate with that of other mutual funds as reported by independent sources.

The portfolio turnover rates for the Long-Term Tax-Free Fund for the fiscal years ended August 31, 1997 and 1998 were 61% and 39%, respectively. The portfolio turnover rates for the Short/Intermediate Tax-Free Fund for the fiscal years ended August 31, 1997 and 1998 were 20% and 22%, respectively.

The portfolio turnover rates for the California Long-Term Tax-Free Fund for the fiscal years ended August 31, 1997 and 1998 were 35% and 28%, respectively. The portfolio turnover rates for the California Short/Intermediate Tax-Free Fund for the fiscal years ended August 31, 1997 and 1998 were 23% and 8%, respectively.

                                      TAXES

                               FEDERAL INCOME TAX

Each Fund intends to qualify for taxation as a "regulated investment company" by meeting the requirements of Subchapter M of the Code. By following this policy, each Fund expects to eliminate or reduce to a nominal amount the federal income tax to which it is subject.

In order to qualify as a regulated investment company, each Fund must, among other things, (1) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stocks, securities, foreign currencies or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in stocks, securities or currencies; (2) for taxable years beginning on or before August 5, 1997, derive less than 30% of its gross income from gains from the sale or other disposition of certain assets (including stocks and securities) held for less than three months; and (3) diversify its holdings so that at the end of each quarter of its taxable year
(i) at least 50% of the market value of the Fund's total assets is represented by cash or cash items, U.S. Government securities, securities of other regulated investment companies and other securities limited, in respect of any one issuer, to a value not greater than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government securities or securities of any other regulated investment company) or of two or more issuers that the Fund controls, within the meaning of the Code, and that are engaged in the same, similar or related trades or businesses.

These requirements may restrict the degree to which a Fund may engage in certain hedging transactions and may limit the range of a Fund's investments. If a Fund qualifies as a regulated investment company, it will not be subject to federal income tax on the part of its net investment income and net realized capital gains, if any, which it distributes to shareholders, provided that the Fund meets certain minimum distribution requirements. To comply with these requirements, a Fund must distribute at least (a) 90% of its "investment company taxable income" (as that term is defined in the Code) and (b) 90% of the excess of its (i) tax-exempt interest income over (ii) certain deductions attributable to that income (with certain exceptions), for its taxable year. Each Fund intends to make sufficient distributions to shareholders to meet these requirements.

The Code imposes a non-deductible excise tax on regulated investment companies that do not distribute in a calendar year (regardless of whether they otherwise have a non-calendar taxable year) an amount equal to 98% of their "ordinary income" (as defined in the Code) for the calendar year plus 98% of their capital gain net income for the one-year period ending on October 31 of such calendar year, plus any undistributed amounts from prior years. For the foregoing purposes, a Fund is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year. If the distributions during a calendar year are less than the required amount, the Fund is subject to a non-deductible excise tax equal to 4% of the deficiency.

Any dividends declared by the Funds in October, November or December to shareholders of record during those months and paid during the following January are treated, for tax purposes, as if they were received by each shareholder on December 31 of the year declared. A Fund may adjust its schedule for the reinvestment of distributions for the month of December to assist in complying with the reporting and minimum distribution requirements of the Code.

A Fund will be required in certain cases to withhold and remit to the U.S. Treasury 31% of taxable dividends paid to any shareholder who (1) fails to provide a correct taxpayer identification number certified under penalty of perjury; (2) is subject to withholding by the Internal Revenue Service for failure to properly report all payments of interest or dividends; or (3) fails to provide a certified statement that he or she is not subject to "backup withholding." This "backup withholding" is not an additional tax and any amounts withheld may be credited against the shareholder's ultimate U.S. tax liability.

A Fund's transactions in futures contracts and options and certain other investment and hedging activities are subject to special tax rules. In a given case, these rules may accelerate income to a Fund, defer its losses, cause adjustments in the holding periods of the Fund's assets, convert short-term capital losses into long-term capital losses or otherwise affect the character of the Fund's income. These rules could therefore affect the amount, timing and character of distributions to shareholders. Income earned as a result of these transactions would, in general, not be eligible for the corporate dividends received deduction when distributed to corporate shareholders. The Funds will endeavor to make any available elections pertaining to these transactions in a manner believed to be in the best interest of the Funds and their shareholders.

The foregoing discussion relates only to federal income tax law as applicable to U.S. citizens or residents. Foreign shareholders (i.e., nonresident alien individuals and foreign corporations, partnerships, trusts and estates) are generally subject to U.S. withholding tax at the rate of 30% (or a lower tax treaty rate) on distributions derived from net investment income and short-term capital gains. Distributions to foreign shareholders of long-term capital gains and any gains from the sale or other disposition of shares of the Funds are generally not subject to U.S. taxation, unless the recipient is an individual who meets the Code's definition of "resident alien." Different tax consequences may result if the foreign shareholder is engaged in a trade or business within the United States. In addition, the tax consequences to a foreign shareholder entitled to claim the benefits of a tax treaty may be different than those described above. Distributions by a Fund may also be subject to state, local and foreign taxes, and their treatment under applicable tax laws may differ from the federal income tax treatment.

The Code permits a regulated investment company that invests at least 50% of its assets at the close of each quarter in Municipal Securities to pass through to its investors, on a tax-exempt basis, net Municipal Securities interest income. An exempt-interest dividend is any dividend or part thereof (other than a capital gain dividend) paid by a Fund and designated as an exempt-interest dividend in a written notice mailed to shareholders after the close of such Fund's taxable year, but not to exceed in the aggregate the net Municipal Securities interest income received by each such Fund during the taxable year. The percentage of the total dividends paid during any taxable year that is designated as exempt-interest dividends will be uniform throughout such year for all shareholders receiving dividends from each Fund during such year, and may differ from the percentage of exempt income actually received by a Fund during the period for which the shares were held. If for any taxable year a Fund does not qualify for the special federal tax treatment afforded regulated investment companies, all of its taxable income will be subject to federal tax at regular corporate rates (without any deduction for distributions to its shareholders) when distributed, and Municipal Securities interest income, although not taxed to the Funds, would be taxable to shareholders. To the extent dividends paid to shareholders are derived from taxable interest or short-term or long-term capital gains, such dividends will be subject to federal income tax whether such dividends are paid in the form of cash or additional shares.

A shareholder should consult his or her own tax adviser with respect to whether exempt-interest dividends would be excludable from gross income if the shareholder were treated as a "substantial user" of facilities financed by an obligation held by either Fund or a "related person" to such user under the Code. Any loss on the sale or exchange of any share held for six months or less will be disallowed to the extent of the amount of the exempt-interest dividend received with respect to such share. The U.S. Treasury Department is authorized to issue regulations reducing the period to not less than 31 days for certain regulated investment companies. No such regulations have been issued as of the date of this SAI.

All or part of interest on indebtedness incurred or continued by a shareholder to purchase or carry shares of a Fund will not be deductible by the shareholder. The portion of interest that is not deductible is equal to the total interest paid or accrued on the indebtedness multiplied by the percentage of that Fund's total distributions (excluding distributions of the excess of net long-term capital gains over net short-term capital losses) paid to the shareholder that are exempt-interest dividends. Under rules used by the Internal Revenue Service, the purchase of shares of a Fund may be considered to have been made with borrowed funds even though such funds are not directly traceable to the purchase of the shares.

The discussion of federal income taxation presented above summarizes only some of the important federal tax considerations generally affecting purchasers of Fund shares. No attempt has been made to present a detailed explanation of the federal income tax treatment of a Fund and its shareholders, and the discussion is not intended as a substitute for careful tax planning. Accordingly, prospective investors (particularly those not residing or domiciled in the United States) should consult their own tax advisers regarding the consequences of investing in a Fund.

                            STATE OF CALIFORNIA TAXES

With respect to the California Long-Term Tax-Free Fund and the California Short/Intermediate Tax-Free Fund (the California Tax-Free Funds), if, at the close of each quarter of its taxable year, at least 50% of the value of the total assets of a Fund consists of obligations the interest on which, if held by an individual, would be exempt from California personal income taxation under the laws of California ("California Exempt Obligations"), then the Fund will be qualified to pay dividends exempt from State of California personal income tax to its non-corporate shareholders (hereinafter referred to as "California exempt-interest dividends"). The California Tax-Free Funds intend to qualify under the above requirement so that they can pay California exempt-interest dividends. If a California Tax-Free Fund fails to so qualify, none of its dividends will be exempt from State of California personal income tax.

Not later than 60 days after the close of its taxable year, each California Tax-Free Fund will notify each shareholder of the portion of the dividends paid by it to the shareholder with respect to such taxable year which is a California exempt-interest dividend. The total amount of California exempt-interest dividends paid by a California Tax-Free Fund to all of its shareholders with respect to any taxable year cannot exceed the amount of interest received by the Fund during such year on California Exempt Obligations, less any expenses or expenditures (including any expenditures attributable to the acquisition of additional securities for the California Tax-Free Funds) that are deemed to have been paid from such interest. Dividends paid by the California Tax-Free Funds in excess of this limitation will be subject to State of California personal income tax. For purposes of this limitation, expenses or other expenditures paid during any year generally will be deemed to have been paid with funds attributable to interest received by the Fund from California Exempt Obligations for such year in the same ratio as such interest from California Exempt Obligations for such year bears to the total gross income earned by the Fund for the year. The effect of this accounting convention is that amounts of interest from California Exempt Obligations received by the California Tax-Free Funds that would otherwise be available for distribution as California exempt-interest dividends will be proportionately reduced by the expenses and expenditures deemed to have been paid from such amounts.

To the extent, if any, dividends paid to shareholders are derived from long-term and short-term capital gains, such dividends will not constitute California exempt-interest dividends. Rules similar to those regarding the treatment of such dividends for federal income tax purposes are also applicable for State of California personal income tax purposes. Moreover, interest on indebtedness incurred by a shareholder to purchase or carry shares of a California Tax-Free Fund is not deductible for State of California personal income tax purposes if the Fund distributes California exempt-interest dividends to the shareholder during his or her taxable year.

The foregoing is a summary of only some of the important State of California personal income tax considerations generally affecting the California Tax-Free Funds and their shareholders. No attempt is made to present a detailed explanation of the State of California personal income tax treatment of the California Tax-Free Funds or their shareholders, and this discussion is not intended as a substitute for careful planning. Further, it should be noted that the portions of the California Tax-Free Funds' dividends constituting California exempt-interest dividends are excludable from income for State of California personal income tax purposes only. Any dividends paid to shareholders of the California Tax-Free Funds subject to State of California franchise or corporate income tax will be taxed as ordinary dividends to such shareholders, notwithstanding that all or a portion of such dividends are exempt from State of California personal income tax. Accordingly, potential investors in the California Tax-Free Funds, including, in particular, corporate investors that may be subject to California franchise or corporate income tax, should consult their tax advisers with respect to the application of such tax to the receipt of the California Tax-Free Funds' dividends and as to their own State of California tax situation, in general.

                             SHARE PRICE CALCULATION

Each Fund's net asset value per share (NAV) is determined, after 4:00 p.m. Eastern Time, each day the New York Stock Exchange (NYSE) is open for trading. The NYSE may change its holiday closing schedule at anytime, but the following holiday closings are currently scheduled for 1999: New Year's Day, Dr. Martin Luther King Jr.'s Birthday, President's Day, Good Friday, Memorial Day, Independence Day (observed), Labor Day, Thanksgiving Day and Christmas Day.

On any day that the NYSE or principal government securities markets closes early, such as days in advance of holidays, the Funds reserve the right to advance the time by which purchase, redemption and exchange orders must be received on that day. Shares purchased begin to earn dividends on the next business day with the following exceptions: Columbus Day and Veterans Day.

The Funds value their portfolio securities daily based on their fair value. Investments in mutual funds are valued at their respective net asset values, as determined by those Funds. Securities traded on stock exchanges are valued at the last quoted sales price on the exchange on which such securities are primarily traded, or, lacking any sales, at the mean between the bid and ask prices. Securities traded in the over-the-counter market are valued at the last sales price that day, or if no sales that day, at the mean between the bid and ask prices. In addition, securities that are primarily traded on foreign exchanges are generally valued at the preceding closing values of such securities on their respective exchanges with these values then translated into U.S. dollars at the current exchange rate. Foreign securities for which the closing values are not readily available are valued at fair value as determined in good faith pursuant to the Board of Trustees guidelines. Securities for which market quotations are not readily available (including restricted securities that are subject to limitations on their sale) are valued at fair value as determined in good faith pursuant to the Trust's Board of Trustees guidelines. Securities may be valued on the basis of prices provided by pricing services when such prices are believed to reflect fair market value.

From time to time, each Fund may report its NAV over a specified period. Each Fund's NAV, for the periods set forth, may be compared to NAVs of other mutual funds with similar investment objectives as reported by independent sources.

                             TOTAL RETURN AND YIELD

                            STANDARDIZED TOTAL RETURN

Average annual total return for a period is determined by calculating the actual dollar amount of investment return on a $1,000 investment in a Fund made at the beginning of the period, then calculating the average annual compounded rate of return that would produce the same investment return on the $1,000 over the same period. In computing average annual total return, a Fund assumes the reinvestment of all distributions at net asset value on applicable reinvestment dates.

                                        Average annual      Average annual total      Average annual total return
                                        total return for    return for 5 years        from commencement of
                                        1 year ended        ended August 31, 1998     operations to August 31,
                                        August 31, 1998                               1998*
Long-Term Tax-Free Fund                       9.81%                  6.21%                       7.11%
Short/Intermediate Tax-Free Fund              5.17%                  4.29%                       4.54%
California Short/Intermediate                 5.19%                  4.45%                       4.63%
Tax-Free Fund
California Long-Term Tax-Free Fund            8.96%                  6.04%                       7.88%

* April 21, 1993 for Short/Intermediate Tax-Free Fund and California Short/Intermediate Tax-Free Fund, February 24, 1992 for California Long Term Tax-Free Fund and September 11, 1992 for Long Term Tax-Free Fund.

                          NONSTANDARDIZED TOTAL RETURN

Nonstandardized total return for a Fund differs from standardized total return in that it relates to periods other than the period for standardized total return and/or that it represents aggregate (rather than average) total return.

A Fund may also advertise its cumulative total return since inception. This number is calculated using the same formula that is used for average annual total return except that, rather than calculating the total return based on a one-year period, cumulative total return is calculated from inception to the date specified.

                                      YIELD

A Fund's yield refers to the net investment income generated by a hypothetical investment in the Fund over a specific 30-day period. This net investment income is then annualized, which means that the net investment income generated during the 30-day period is assumed to be generated in each 30-day period over an annual period, and is shown as a percentage of the investment.

Fund                                                                   30-day period ended August 31, 1998
----                                                                   -----------------------------------
Long-Term Tax-Free Fund                                                                   4.68%
Short/Intermediate Tax-Free Fund                                                          3.71%
California Long-Term Tax-Free Fund                                                        4.48%
California Short/Intermediate Tax-Free Fund                                               3.57%

                                 EFFECTIVE YIELD

A Fund's effective yield is calculated similarly, but the net investment income earned by the investment is assumed to be compounded monthly when annualized. The effective yield will be slightly higher than the yield due to this compounding effect.

             TAX EQUIVALENT YIELD AND TAX EQUIVALENT EFFECTIVE YIELD

The tax equivalent yield of the Funds is calculated by dividing that portion of the applicable Fund's yield (computed as described above) that is tax-exempt by an amount equal to one minus the applicable effective tax rate, and adding the result to that portion, if any, of the yield of the Fund that is not tax-exempt. For the Tax-Free Funds, the maximum federal marginal rate of 39.6% is normally used; for the California Tax-Free Funds, a combined rate of the maximum federal marginal rate of 39.6% and the California marginal rate of 9.3% is normally used.

Tax equivalent effective yields are computed in the same manner as tax equivalent yields, except that effective yield is substituted for yield in the calculation. In calculating tax equivalent yields and effective yields the California Tax-Free Funds generally assume an effective tax rate (combining the federal 39.6% rate and the California 9.3% rate, and assuming the taxpayer deducts California state taxes paid) of 45.22%. The effective tax rates used in determining such yields do not reflect the tax costs resulting from the full or partial loss of the benefits of personal exemptions, itemized deductions and California exemption credits that may result from the receipt of additional taxable income by single taxpayers or married taxpayers filing jointly with adjusted gross incomes exceeding certain levels, $124,500 ($62,250 for married filing separate returns) in 1998. Actual tax equivalent yields and tax equivalent effective yields may be higher for taxpayers subject to the loss of these benefits than the rates reported by the Funds.

                                                                 Taxable equivalent yield for
                                                                 30-day period
Fund                                                             ended August 31, 1998
Long-Term Tax-Free Fund                                                      7.75%
Short/Intermediate Tax-Free Fund                                             6.14%
California Long-Term Tax-Free Fund                                           8.18%
California Short/Intermediate Tax-Free Fund                                  6.52%

                         TAX-EXEMPT VERSUS TAXABLE YIELD

Investors may want to determine which investment, tax-exempt or taxable, will provide a higher after-tax return. To determine the tax equivalent yield, or tax equivalent effective yield, simply divide the yield or effective yield of the Funds by 1 minus your marginal federal tax rate (or combined state and federal tax rate in the case of the California Tax-Free Funds). Note, however, that as discussed above, full or partial loss by certain investors of the described federal tax benefits could cause the resulting figure to understate the after-tax return produced by the Fund in question.

From time to time, each Fund may report on the dividends paid to shareholders over a specified period of time.

                               GENERAL INFORMATION

Schwab Investments (the Trust) was organized as a Massachusetts business trust on October 26, 1990, and may issue an unlimited number of shares of beneficial interest in one or more investment portfolios (Series or Funds). Currently, shares of seven Funds are offered: Long-Term Tax-Free Fund, California Long-Term Tax-Free Fund, Short/Intermediate Tax-Free Fund, California Short/Intermediate Tax-Free Fund, Schwab Total Bond Market Index Fund (formerly Schwab Long-Term Government Bond Fund), Schwab Short-Term Bond Market Index Fund (formerly Schwab Short/Intermediate Government Bond Fund) and Schwab 1000 Fund(R). The Board of Trustees may authorize the issuance of shares of additional Funds. There is a remote possibility that one fund might become liable for a misstatement in the prospectus or SAI about another fund. Shares within each Fund have equal, noncumulative voting rights and equal rights as to dividends, assets and liquidation of such Fund. Shareholders vote by Series and not in the aggregate, except when aggregate voting is permitted under the 1940 Act.

The Trust generally is not required to hold shareholder meetings. However, as provided in its Agreement and Declaration of Trust and Bylaws, shareholder meetings will be held in connection with the following matters: (1) removal of Trustees if a meeting is requested in writing by a shareholder or shareholders who beneficially own(s) 10% or more of the Trust's shares; (2) adoption of any contract for which shareholder approval is required by the 1940 Act; (3) any termination of the Trust to the extent and as provided in the Declaration of Trust; (4) any amendment of the Declaration of Trust (other than amendments changing the name of the Trust or any of its investment portfolios, supplying any omission, curing any ambiguity or curing, correcting or supplementing any defective or inconsistent provision thereof); (5) determining whether a court action, proceeding or claim should or should not be brought or maintained derivatively or as a class action on behalf of the Trust or the shareholders, to the same extent as the stockholders of a Massachusetts business corporation; and
(6) such additional matters as may be required by law, the Declaration of Trust, the Bylaws or any registration of the Trust with the SEC or any state or as the Board of Trustees may consider desirable. The shareholders also would vote upon changes to a Fund's fundamental investment objective, policies or restrictions.

Each Trustee serves until the next meeting of shareholders, if any, called for the purpose of electing Trustees and until the election and qualification of his or her successor or until death, resignation, retirement or removal by a majority vote of the shares entitled to vote (as described below) or of a majority of the Trustees. A Trustee may be removed by shareholders owning at least 10% of the outstanding shares of the Trust. In accordance with the 1940 Act, (i) the Trust will hold a shareholder meeting for the election of Trustees when less than a majority of the Trustees have been elected by shareholders and
(ii) if, as a result of a vacancy in the Board of Trustees, less than two-thirds of the Trustee have been elected by the shareholders, that vacancy will be filled by a vote of the shareholders.

Upon the written request of 10 or more shareholders who have been such for at least six months and who hold shares constituting at least 1% of the Trust's outstanding shares stating that they wish to communicate with the other shareholders for the purpose of obtaining signatures necessary to demand a meeting to consider removal of one or more Trustees, the Trust has undertaken to disseminate appropriate materials at the expense of the requesting shareholders.

The Bylaws provide that the presence at a shareholder meeting in person or by proxy of at least 30% of the shares entitled to vote on a matter shall constitute a quorum, unless otherwise provided by the 1940 Act or other applicable law. Thus, even if less than a majority of shareholders were represented, a meeting of the Trust's shareholders could occur. Attending shareholders would in such case be permitted to take action not requiring the vote of more than a majority of a quorum. Some matters requiring a larger vote under the Declaration of Trust, such as termination or reorganization of the Trust, and certain amendments of the Declaration of Trust, could not be decided at such a meeting; nor could matters which under the 1940 Act require the vote of a "majority of the outstanding voting securities" as defined in the 1940 Act. The Declaration of Trust specifically authorizes the Board of Trustees to terminate the Trust (or any of its investment portfolios) by notice to the shareholders without shareholder approval.

Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for the Trust's obligations. The Declaration of Trust, however, disclaims shareholder liability for the Trust's acts or obligations and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees. In addition, the Declaration of Trust provides for indemnification out of the property of an investment portfolio in which a shareholder owns or owned shares for all losses and expenses of such shareholder or former shareholder if he or she is held personally liable for the obligations of the Trust solely by reason of being or having been a shareholder. Moreover, the Trust will be covered by insurance, which the Trustees consider adequate to cover foreseeable tort claims.

Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered remote, because it is limited to circumstances in which a disclaimer is inoperative and the Trust itself is unable to meet its obligations.

                         PRINCIPAL HOLDERS OF SECURITIES

         As of October 14, 1998, The Thompson Revocable Trust, 2431 Riviera Drive, Laguna Beach, CA 92651 directly or beneficially owned 6.11% of the Schwab California Short/Intermediate Tax-Free Bond Fund. As of October 14, 1998, no person owns of record, directly or beneficially, 5% or more of Schwab Short/Intermediate Tax-Free Bond Fund's, Schwab Long-Term Tax-Free Bond Fund's, and Schwab California Long-Term Tax-Free Bond Fund's shares respectively.

         In addition, as of October 8, 1998, the officers and trustees of the Trust, as a group, owned less than 1% of each Fund's outstanding voting securities.

                        PURCHASE AND REDEMPTION OF SHARES

Each Fund and class has set minimum initial and subsequent investment requirements, as disclosed in their Prospectuses. These minimum investment requirements may be changed at any time and are not applicable to certain types of investors. The Trust may waive the minimums for purchases by Trustees, Directors, officers or employees of the Trust, Schwab or the Investment Manager.

The Trust has made an election with the SEC to pay in cash all redemptions requested by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of its net assets at the beginning of such period. This election is irrevocable without the SEC's prior approval. Redemption requests in excess of the stated limits may be paid, in whole or in part, in investment securities or in cash, as the Trust's Board of Trustees may deem advisable; however, payment will be made wholly in cash unless the Board of Trustees believes that economic or market conditions exist that would make such a practice detrimental to the best interests of the Fund. If redemption proceeds are paid in investment securities, such securities will be valued as set forth in the Prospectus of the Fund affected under "Share Price Calculation" and a redeeming shareholder would normally incur brokerage expenses if he or she were to convert the securities to cash.

                                OTHER INFORMATION

The Funds' Prospectuses and SAI do not contain all the information included in the Registration Statement filed with the SEC under the Securities Act of 1933, as amended, with respect to the securities offered by the Prospectuses. Certain portions of the Registration Statement have been omitted from the Prospectuses and this SAI pursuant to the rules and regulations of the SEC. For further information, please refer to the registration statement and exhibits for the Trust on file with the SEC in Washington, D.C. and available upon payment of a copying fee. The statements in the Prospectus and this SAI concerning the contents of contracts or other documents, copies of which are filed as exhibits to the registration statement, are qualified by reference to such contracts or documents.

Each Fund's financial statements and financial highlights for the fiscal year ended August 31, 1998, are included in each Fund's Annual Report, which are separate reports supplied with this SAI. Each Fund's financial statements and financial highlights are incorporated herein by reference.

                   APPENDIX - RATINGS OF INVESTMENT SECURITIES

From time to time, each Fund may report the percentage of its assets that fall into the rating categories set forth below.

                                      BONDS

                            MOODY'S INVESTORS SERVICE

Moody's rates the bonds it judges to be of the best quality Aaa. These bonds carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of these issues. Bonds carrying an Aa designation are deemed to be of high quality by all standards. Together with Aaa rated bonds, they comprise what are generally known as high-grade bonds. Aa bonds are rated lower than the best bonds because they may enjoy relatively lower margins of protection, fluctuations of protective elements may be of greater amplitude or there may be other factors present that make them appear to be subject to somewhat greater long-term risks. A rated bonds are considered as upper-medium grade obligations as they possess many favorable investment attributes. Bonds designated Baa are considered medium grade in that they are not highly protected or poorly secured. Interest payments and principal security appear to be adequate at the present, but they may lack certain protective elements or be characteristically unreliable over any great length of time. Baa bonds do not have any outstanding investment characteristics and do have speculative characteristics.

                          STANDARD & POOR'S CORPORATION

AAA is the highest rating assigned by S&P to a bond and indicates the issuer's extremely strong capacity to pay interest and repay principal. An AA rating denotes a bond whose issuer has a very strong capacity to pay interest and repay principal and differs from an AAA rating only in small degree. A ratings are given to debt which has a strong capacity to pay interest and repay principal but is somewhat more susceptible to adverse effects of changes in circumstances and economic conditions than higher rated debt. BBB debt indicates the issuer is regarded by S&P as having an adequate capacity to pay interest and repay principal. These securities appear to have adequate protection, however adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal in this category than in higher categories.

                         DUFF & PHELPS CREDIT RATING CO.

Duff confers an AAA designation to bonds of issuers with the highest credit quality. The risk factors associated with these bonds are negligible, being only slightly more than for risk-free U.S. Treasury debt. AA rated bonds are of high credit quality and have strong protection factors. The risks associated with them are modest but may vary slightly from time to time because of economic conditions. An A rating indicates that the protection factors are average but adequate. The risk factors, however, are more variable and greater in periods of economic stress. BBB rated debt has protection factors that are below average but still sufficient for prudent investment. There is considerable variability in the risk of BBB rated debt during economic cycles.

                                FITCH IBCA, INC.

AAA is the highest rating Fitch IBCA, Inc. assigns to bonds, and indicates the obligor's exceptionally strong capacity for payment of financial commitments, including interest and principal. Bonds that Fitch IBCA, Inc. considers of very high credit quality, and the obligor's ability to pay interest and repay principal is very strong, although not as strong as AAA, are rated AA. An A rating is given to show high credit quality and the issuer's ability to pay interest and repay principal is strong, but there is more vulnerability to economic conditions and circumstances than higher rated debt. BBB bonds are considered to be in the lowest investment grade category, where the issuer has adequate ability to pay interest and repay principal. Bonds rated BBB are more susceptible to adverse changes in economic conditions and circumstances, thus these bonds are more likely to fall below investment grade or have the timeliness of their payments impaired.

              SHORT-TERM NOTES AND VARIABLE RATE DEMAND OBLIGATIONS

                            MOODY'S INVESTORS SERVICE

Short-term notes/variable rate demand obligations bearing the designations MIG-1/VMIG-1 are considered to be of the best quality, enjoying strong protection from established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing. Obligations rated MIG-2/VMIG-3 are of high quality and enjoy ample margins of protection although not as large as those of the top rated securities.

                          STANDARD & POOR'S CORPORATION

An S&P SP-1 rating indicates that the subject securities' issuer has a strong capacity to pay principal and interest. Issues determined to possess very strong safety characteristics are given a plus (+) designation. S&P's determination that an issuer has a satisfactory capacity to pay principal and interest is denoted by an SP-2 rating.

                                FITCH IBCA, INC.

Obligations supported by the highest capacity for timely repayment are rated F1+. An F1 rating indicates that the obligation is supported by a very strong capacity for timely repayment. Obligations rated F2 are supported by a good capacity for timely repayment, although adverse changes in business, economic, or financial conditions may affect this capacity.

THE SAI DOES NOT CONSTITUTE AN OFFERING BY THE TRUST, ANY SERIES THEREOF, OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT BE LAWFULLY MADE.

                       STATEMENT OF ADDITIONAL INFORMATION

                               SCHWAB INVESTMENTS
                    Schwab Short-Term Bond Market Index Fund
                       Schwab Total Bond Market Index Fund
                 101 Montgomery Street, San Francisco, CA 94104

                                NOVEMBER 4, 1998

                            AS AMENDED MARCH 5, 1999

         This Statement of Additional Information ("SAI") is not a prospectus. It should be read in conjunction with the Prospectus, which may be amended from time to time, dated November 4, 1998, for Schwab Short-Term Bond Market Index Fund ("Short Bond Fund") and Schwab Total Bond Market Index Fund ("Total Bond Fund") (each a "Fund" and, collectively, the "Funds") of Schwab Investments (the "Trust").

         Prior to November 1, 1997, Short Bond Fund was named Schwab Short/Intermediate Government Bond Fund and Total Bond Fund was named Schwab Long-Term Government Bond Fund.

         To obtain a copy of any of the Prospectus, please contact Charles Schwab & Co., Inc. ("Schwab") at 800-435-4000, 24 hours a day or 101 Montgomery Street, San Francisco, California 94104. TDD users may contact Schwab at 800-345-2550, 24 hours a day. The Prospectus also may be available electronically by using our Web site address: http://www.schwab.com/schwabfunds.

                                 SCHWABFunds(R)
                                  800-435-4000

                                TABLE OF CONTENTS

                                                                            Page

INVESTMENT SECURITIES. . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2
INVESTMENT RESTRICTIONS. . . . . . . . . . . . . . . . . . . . . . . . . . . .12
MANAGEMENT OF THE FUNDS. . . . . . . . . . . . . . . . . . . . . . . . . . . .16
PORTFOLIO TRANSACTIONS AND TURNOVER. . . . . . . . . . . . . . . . . . . . . .20
TAXES. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .21
SHARE PRICE CALCULATION. . . . . . . . . . . . . . . . . . . . . . . . . . . .23
TOTAL RETURN AND YIELD. . . . . . . . . . . . . . . . . . . . . . . . . . . . 24
GENERAL INFORMATION. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .26
PURCHASE AND REDEMPTION OF SHARES. . . . . . . . . . . . . . . . . . . . . . .27
OTHER INFORMATION. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .28
APPENDIX - RATINGS OF INVESTMENT SECURITIES. . . . . . . . . . . . . . . . . .30


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

                              INVESTMENT SECURITIES

                           U.S. GOVERNMENT SECURITIES

         Direct obligations of the U.S. Government are supported by the full faith and credit of the U.S. Treasury. While obligations of certain U.S. Government agencies and instrumentalities are similarly backed, those of others, such as the Federal National Mortgage Association and the Student Loan Marketing Association, are only supported by the right of the issuer to borrow from the U.S. Treasury, the discretionary authority of the U.S. Government to purchase the agency's obligations or the credit of the issuing agency or instrumentality. There can be no assurance that the U.S. Government would provide financial support to U.S. Government sponsored agencies or instrumentalities if it were not obligated to do so by law. A Fund will invest in U.S. Government securities not backed by the full faith and credit of the U.S. Treasury only when Charles Schwab Investment Management, Inc. (the "Investment Manager") is satisfied that the credit risk with respect to their issuer is minimal.

                U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES

         U.S. Government Agency mortgage-backed securities are among the investment securities in which the Funds may invest. Mortgages backing the securities purchased by the Funds include, among others, conventional 30-year fixed rate mortgages, graduated payment mortgages, 15-year mortgages and adjustable rate mortgages. All of these mortgages can be used to create pass-through securities. A pass-through security is formed when mortgages are pooled together and undivided interests in the pool or pools are sold. The cash flow from the mortgages is passed through to the holders of the securities in the form of periodic payments of interest, principal and prepayments (net of a service fee). Prepayments occur when the holder of an individual mortgage prepays the remaining principal before the mortgage's scheduled maturity date. As a result of the pass-through of prepayments of principal on the underlying securities, mortgage-backed securities are often subject to more rapid prepayment of principal than their stated maturity indicates. Because the prepayment characteristics of the underlying mortgages vary, it is not possible to predict accurately the realized yield or average life of a particular issue of pass-through certificates. Prepayment rates are important because of their effect on the yield and price of the securities. Accelerated prepayments adversely impact yields for pass-throughs purchased at a premium (i.e., a price in excess of principal amount) and may involve additional risk of loss of principal because the premium may not be fully amortized at the time the obligation is repaid. The opposite is true for pass-throughs purchased at a discount. The Funds may purchase mortgage-related securities at a premium or at a discount. Principal and interest payments on the mortgage-related securities are guaranteed by the government to the extent described below. Such guarantees do not extend to the value or yield of the mortgage-related securities themselves or of a Fund's shares.

         GNMA Certificates. Certificates of the Government National Mortgage Association ("GNMA") are mortgage securities which evidence an undivided interest in a pool or pools of mortgages. GNMA Certificates that the Funds may purchase are the "modified pass-through" type, which entitle the holder to receive timely payment of all interest and principal payments due on the mortgage pool, net of fees paid to the "issuer" and GNMA, regardless of whether or not the mortgagor actually makes the payment.

         The National Housing Act authorized GNMA to guarantee the timely payment of principal and interest on securities backed by a pool of mortgages insured by the Federal Housing


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

Administration ("FHA") or guaranteed by the Veterans Administration ("VA"). The GNMA guarantee is backed by the full faith and credit of the U.S. Government. The GNMA is also empowered to borrow without limitation from the U.S. Treasury if necessary to make any payments required under its guarantee.

         The average life of a GNMA Certificate is likely to be substantially shorter than the original maturity of the mortgages underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosures will usually result in the return of the greater part of principal investment long before the maturity of the mortgages in the pool. Foreclosures impose no risk to principal investment because of the GNMA guarantee, except to the extent that a Fund has purchased the certificates above par in the secondary market.

         FHLMC Securities. The Federal Home Loan Mortgage Corporation ("FHLMC") was created in 1970 to promote development of a nationwide secondary market in conventional residential mortgages. The FHLMC issues two types of mortgage pass-through securities ("FHLMC Certificates"): mortgage participation certificates ("PCs") and guaranteed mortgage certificates ("GMCs"). PCs resemble GNMA Certificates in that each PC represents a pro rata share of all interest and principal payments made and owed on the underlying pool. The FHLMC guarantees timely monthly payment of interest on PCs and the ultimate payment of principal.

         GMCs also represent a pro rata interest in a pool of mortgages. However, these instruments pay interest semi-annually and return principal once a year in guaranteed minimum payments. The expected average life of these securities is approximately 10 years. The FHLMC guarantee is not backed by the full faith and credit of the U.S. Government.

         FNMA Securities. The Federal National Mortgage Association ("FNMA") was established in 1938 to create a secondary market in mortgages the FHA insures. FNMA issues guaranteed mortgage pass-through certificates ("FNMA Certificates"). FNMA Certificates resemble GNMA Certificates in that each FNMA Certificate represents a pro rata share of all interest and principal payments made and owed on the underlying pool. FNMA guarantees timely payment of interest and principal on FNMA Certificates. The FNMA guarantee is not backed by the full faith and credit of the U.S. Government.

                          OTHER ASSET-BACKED SECURITIES

         Certain Funds may invest a portion of their assets in debt obligations known as "Asset-Backed Securities" that are rated in one of the four highest rating categories by a nationally recognized statistical rating organization (e.g., Standard & Poor's Corporation or Moody's Investors Service, Inc.) or, if not so rated, deemed to be of equivalent quality by the Investment Manager pursuant to guidelines adopted by the Board of Trustees. The credit quality of most Asset-Backed Securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator (or any other affiliated entities) and the amount and quality of any credit support provided to the securities. The rate of principal payments on Asset-Backed Securities generally depends on the rate of principal payments received on the underlying assets, which in turn may be affected by a variety of economic and other factors. As a result, the yield on any Asset-Backed Security is difficult to predict with precision, and actual yield to maturity may be more or less than the anticipated yield to maturity. Asset-Backed Securities may be classified as "Pass-Through Certificates" or "Collateralized Obligations."

         "Pass-Through Certificates" are Asset-Backed Securities that represent undivided fractional ownership interests in the underlying pool of assets. Pass-Through Certificates usually provide for payments of principal and interest received to be passed through to their holders, usually after deduction for certain costs and expenses incurred in administering the pool. Because Pass-Through Certificates represent ownership interests in the underlying assets, the holders thereof bear directly the risk of any defaults by the obligors on the underlying assets not covered by any credit support.

         Asset-Backed Securities issued in the form of debt instruments, also known as Collateralized Obligations, are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. The assets collateralizing such Asset-Backed Securities are pledged to a trustee or custodian for the benefit of the holders thereof. Such issuers generally hold no assets other than those underlying the Asset-Backed Securities and any credit support provided. As a result, although payments on such Asset-Backed Securities are obligations of the issuers, in the event of default on the underlying assets not covered by any credit support, the issuing entities are unlikely to have sufficient assets to satisfy their obligations on the related Asset-Backed Securities.

         Repayment of these securities is intended to be obtained from an identified pool of assets, typically receivables related to a particular industry, such as asset-backed securities related to credit card receivables, automobile receivables, trade receivables or diversified financial assets. Based on the primary characteristics of the various types of asset-backed securities, for purposes of each Fund's concentration policy, each of the Funds has selected the following asset-backed securities industries: Credit card receivables, automobile receivables, trade receivables and diversified assets, and each Fund will limit its investments in each such industry to less than 25% of its total assets.

                        METHODS OF ALLOCATING CASH FLOWS

         While many Asset-Backed Securities are issued with only one class of security, many others are issued in more than one class, each with different payment terms. Multiple class Asset-Backed Securities are issued for two main reasons. First, multiple classes may be used as a method of providing credit support. This is typically accomplished by creating one or more classes with a right to payments on the Asset-Backed Security that is subordinate to that of the remaining class or classes. Second, multiple classes may permit the issuance of securities with payment terms, interest rates or other characteristics that differ both from those of each other and from those of the underlying assets. Examples include so-called "multi-tranche CMOs" (collateralized mortgage obligations) with serial maturities such that all principal payments received on the mortgages underlying the securities are first paid to the class with the earliest stated maturity, and then sequentially to the class with the next stated maturity, "Strips" (Asset-Backed Securities that entitle the holder to disproportionate interests with respect to the allocation of interest and principal of the assets backing the security) and securities with a class or classes having characteristics that mimic the characteristics of non-Asset-Backed Securities, such as floating interest rates (i.e., interest rates that adjust as a specified benchmark changes) or scheduled amortization of principal.


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

                             TYPES OF CREDIT SUPPORT

         Asset-Backed Securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on these underlying assets to make payments, such securities may contain elements of credit support. Such credit support falls into two classes: liquidity protection and protection against ultimate default on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that scheduled payments on the underlying pool are made timely. Protection against ultimate default ensures payment on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained from third parties, through various means of structuring the transaction, or through a combination of such approaches. Examples of Asset-Backed Securities with credit support that arises out of the structure of the transaction include "senior-subordinated securities" (multiple class Asset-Backed Securities with certain classes subordinate to other classes as to the payment of principal thereon, so that defaults on the underlying assets are borne first by the holders of the subordinated class) and Asset-Backed Securities that have "reserve funds" (cash or investments, sometimes funded from a portion of the initial payments on the underlying assets, are held in reserve against future losses) or that have been "overcollateralized" (the scheduled payments on, or the principal amount of, the underlying assets substantially exceed that required to make payment on the Asset-Backed Securities and pay any servicing or other fees). The degree of credit support provided on each issue is generally based on historical information respecting the level of credit risk associated with such payments. Delinquency or loss in excess of that anticipated could adversely affect the return on an investment in an Asset-Backed Security.

                        CREDIT CARD RECEIVABLE SECURITIES

         Certain Funds may invest in Asset-Backed Securities backed by receivables from revolving credit card agreements ("Credit Card Receivable Securities"). Most of the Credit Card Receivable Securities issued publicly to date have been Pass-Through Certificates. In order to lengthen the maturity of Credit Card Receivable Securities, most such securities provide for a fixed period during which only interest payments on the underlying accounts are passed through to the security holder and principal payments received on such accounts are used to fund the transfer of additional credit card charges made on an account to the pool of assets supporting the related Credit Card Receivable Securities. The initial fixed period may usually be shortened upon the occurrence of specified events that signal a potential deterioration in the quality of the assets backing the security, such as the imposition of a cap on interest rates. The ability of the issuer to extend the life of an issue of Credit Card Receivable Securities thus depends upon the continued generation of additional principal amounts in the underlying accounts during the initial period and the non-occurrence of specified events. Competitive and general economic factors could adversely affect the rate at which new receivables are created in an account and conveyed to an issuer, shortening the expected weighted average life of the related Credit Card Receivable Security, and reducing its yield. An acceleration in cardholders' payment rates or any other event that shortens the period during which additional credit card charges on an account may be transferred to the pool of assets supporting the related Credit Card Receivable Security could have a similar effect on the weighted average life and yield.

         Credit card holders are entitled to the protection of a number of state and federal consumer credit laws, many of which give such holders the right to set off certain amounts against balances owed on the credit card, thereby reducing amounts paid on accounts. In addition, unlike most other Asset-Backed Securities, accounts are unsecured obligations of the cardholder.

  CORPORATE BONDS AND CALL RIGHTS ATTRIBUTABLE TO CORPORATE BOND SINKING FUNDS

         The Funds may invest in corporate bonds, which are debt instruments issued by corporations or other similar non-governmental entities. All of the Index Securities that the Funds invest in will be "investment grade securities," which are securities rated in the four highest rating categories of a nationally recognized statistical ratings organization (NRSROs). Debt obligations rated in the lowest of the top four ratings (i.e., "Baa" by Moody's) are considered to have some speculative characteristics and are more sensitive to economic change than higher rated securities. See the Appendix for a full description of the various ratings assigned to these obligations by various NRSROs.

         At times, Index Securities (or the issuers thereof) that were of investment grade quality when purchased will be subject to credit downgrades. The effect of such a downgrade may be to make such a security no longer of investment grade quality (e.g., where the credit rating assigned the security or the issuer thereof by Moody's after the downgrade is no longer be BBB or better). Securities of less-than investment grade quality are also known as "high yield, high risk" securities, or "junk bonds" (herein, "High Yield Securities"), and a description of the various ratings assigned to below-investment grade securities is contained in the Appendix. High Yield Securities are frequently issued by companies without long track records of sales and earnings, or by those of questionable credit strength, and are more speculative and volatile (though typically higher yielding) than investment grade bonds. If an investment grade bond is downgraded to below investment grade, the Fund is not obligated to sell the security. Instead, the Investment Manager will reanalyze the security in light of the down-grade and determine whether it is appropriate to continue holding the security.

         The Investment Manager may also elect to purchase High Yield Securities for either Fund, subject to an aggregate limit of 5% of the investing Fund's assets and only in circumstances where the Investment Manager believes that the credit quality of the security (or issuer thereof) is reasonably likely to be upgraded to investment grade in the foreseeable future. If such an upgrade were to occur under these circumstances, the value of the security would likely increase, thereby raising the potential for the investing Fund to realize a gain on its investment and/or track the performance of its Index. There is no guarantee that any such upgrade will occur, however, and all such High Yield Securities are subject to the risks, described in more detail below, associated with non-investment grade instruments. In order to limit the Funds' exposure in this regard, the Investment Manager will not purchase for the Funds High Yield Securities that are rated (at the time of purchase) below B or equivalent by Moody's or S&P. In addition, if a High Yield Security that is held by either Fund is downgraded to below B or equivalent by Moody's or S&P, the Investment Manager will promptly dispose of the security.

         Corporate bonds are subject to certain risks to which U.S. Government securities are exposed and generally have a higher credit risk and higher interest rate. Corporate bonds are backed only by the obligation and ability of the corporation to pay principal and interest whereas U.S. Government securities are backed either by the U.S. Treasury's obligation or the issuing agency or instrumentality. The Investment Manager will invest in a corporate bond issue to track a Fund's underlying index or when it determines that the return or other features of the bond justify exposing a Fund to the risks associated with that bond.

         High Yield Securities. Securities rated below investment grade are often referred to as "junk bonds." Fixed income securities are subject to the risk of an issuer's ability to meet principal and interest payments on the obligation (credit risk), and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (market risk). Lower rated or unrated (i.e., high yield) securities ("High Yield Securities") are more likely to react to developments affecting market and credit risk than are more highly rated securities, which primarily react to movements in the general level of interest rates. The market values of fixed-income securities tend to vary inversely with the level of interest rates. Yields and market values of High Yield Securities will fluctuate over time, reflecting not only changing interest rates but the market's perception of credit quality and the outlook for economic growth. When economic conditions appear to be deteriorating, medium to lower rated securities may decline in value due to heightened concern over credit quality, regardless of prevailing interest rates. Investors should carefully consider the relative risks of investing in High Yield Securities and understand that such securities are not generally meant for short-term investing.

         The high yield market is relatively new and its growth has paralleled a long period of economic expansion and an increase in merger, acquisition and leveraged buyout activity. Adverse economic developments can disrupt the market for High Yield Securities, and severely affect the ability of issuers, especially highly leveraged issuers, to service their debt obligations or to repay their obligations upon maturity which may lead to a higher incidence of default on such securities. In addition, the secondary market for High Yield Securities at times may not be as liquid as the secondary market for more highly rated securities. As a result, the Fund's adviser could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Furthermore, the Fund may experience difficulty in valuing certain securities at certain times because, among other reasons, the secondary market for High Yield Securities may not be as liquid as the secondary market for more highly rated securities. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating the Fund's net asset value.

         Prices for High Yield Securities may be affected by legislative and regulatory developments. These laws could adversely affect the Fund's net asset value and investment practices, the secondary market value for High Yield Securities, the financial condition of issuers of these securities and the value of outstanding High Yield Securities.

         Similar to higher rated securities, lower rated or unrated debt obligations also present risks based on payment expectations. If an issuer calls the obligations for redemption, the Fund may have to replace the security with a lower yielding security, resulting in a decreased return for investors. If the Fund experiences unexpected net redemptions, it may be forced to sell its higher rated securities, resulting in a decline in the overall credit quality of the Fund's investment portfolio and increasing the exposure of the Fund to the risks of High Yield Securities. Credit quality in the High Yield Securities market can change suddenly and unexpectedly, and even recently issued credit ratings may not fully reflect the actual risks imposed by a particular security.

         International (Dollar-Denominated) Bonds. The Funds may invest in certain obligations or securities of foreign issuers, including Eurodollar Bonds, which are U.S. dollar denominated bonds issued by foreign issuers payable in Eurodollars (U.S. dollars held in banks located outside the United States, primarily Europe), Yankee Bonds, which are U.S. dollar-denominated bonds issued in the U.S. by foreign banks and corporations, and EuroBonds, which are bonds denominated in U.S. dollars and usually issued by large underwriting groups composed of banks and issuing houses from many countries. Investments in securities issued by foreign issuers, including American Depository Receipts and securities purchased on foreign securities exchanges, may subject a Fund to additional investment risks, such as adverse political and economic developments, possible seizure, nationalization or expropriation of foreign investments, less stringent disclosure requirements, non-U.S. withholding taxes and the adoption of other foreign governmental restrictions.

         Additional risks include less publicly available information, the risk that companies may not be subject to the accounting, auditing and financial reporting standards and requirements of U.S. companies, the risk that foreign securities markets may have less volume and therefore may be less liquid and their prices more volatile than U.S. securities, and the risk that custodian and transaction costs may be higher. Foreign issuers of securities or obligations are often subject to accounting treatment and engage in business practices different from those respecting domestic issuers of similar securities or obligations. Foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements than those applicable to domestic branches of U.S. banks.

         Bond Substitution Strategy. This is a strategy whereby each Fund may, from time to time, substitute one type of investment-grade bond for another. This means that, as an example, a Fund may hold more corporate bonds and fewer U.S. Treasury securities than its Index in order to increase income. This particular bond substitution - a corporate bond substitution -- may increase the Fund's credit risk, although this may be mitigated through increased diversification in the corporate sector of the bond market.

         Each Fund will restrict its corporate bond substitutions to issues with less than 4 years remaining to maturity, and in the aggregate to no more than 15% of its net assets.

         Sinking Fund Risks. Bonds typically carry a contract that describes the rights of a bondholder until the bond's maturity. Within the contract an issuer may include a provision describing the issuer's establishment of a sinking fund. A sinking fund is the issuer's commitment to set aside a certain amount of money in a sinking fund to cover timely repayment of a bondholder's principal raised by a bond issuance. By creating a sinking fund, the issuer is able to spread repayment of principal to numerous bondholders while reducing reliance on its then current cash flows. A sinking fund also may allow the issuer to annually repurchase certain of its outstanding bonds from the open market or repurchase certain of its bonds at a call price named in a sinking fund provision. This call provision will allow bonds to be prepaid or called prior to a bond's maturity. The likelihood of such to occur is during periods of falling interest rates.

                CERTIFICATES OF DEPOSIT AND BANKER'S ACCEPTANCES

         Certificates of deposit are certificates issued against funds deposited in a banking institution for a specified period of time at a specified interest rate. Bankers' acceptances are credit instruments evidencing a bank's obligation to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the full amount of the instrument upon maturity. Certain Funds will invest only in certificates of deposit and bankers' acceptances of banks that have capital, surplus and undivided profits in excess of $100 million.

                                COMMERCIAL PAPER

         Commercial paper consists of short-term, unsecured promissory notes issued to finance short-term credit needs. The Funds will only invest in commercial paper that at the time of purchase is rated Prime-1 or Prime-2 by Moody's, A-1+, A-1 or A-2 by S&P, "Duff 2" or higher by Duff & Phelps Credit Rating Co. ("Duff"), or "F2" or higher by Fitch or if unrated by Moody's, S&P, Duff or Fitch, is determined by the Investment Manager, using guidelines approved by the Board of Trustees, to be at least equal in quality to one or more of the above ratings.

                              REPURCHASE AGREEMENTS

         Repurchase agreements are instruments under which a buyer acquires ownership of a security from a seller that agrees to repurchase the security at a mutually agreed upon time and price (which price is higher than the purchase price), thereby determining the yield during the buyer's holding period. Under the Investment Company Act of 1940, as amended (the "1940 Act"), a repurchase agreement is deemed to be a Fund's loan of money to the seller, collateralized by the underlying security. The interest rate is effective for the period of time in which the Funds are invested in the agreement and is not related to the coupon rate on the underlying security. Any repurchase agreements a Fund enters into will involve the Fund as the buyer and banks or broker-dealers as sellers (repurchase agreements with broker-dealers will be limited to obligations of the U.S. Government or its agencies or instrumentalities). The period of these repurchase agreements will be usually short--from overnight to one week--and at no time will the Funds invest in repurchase agreements for more than one year. However, securities subject to repurchase agreements may have maturity dates in excess of one year from the effective date of the repurchase agreements. The transaction requires the initial collateralization of the seller's obligation with securities having a market value, including accrued interest, equal to at least 102% of the dollar amount the Funds invest with the value marked-to-market daily to maintain 100% coverage. A default by the seller might cause the Funds to experience a loss or delay in the liquidation of the collateral securing the repurchase agreement. The Funds might also incur disposition costs in liquidating the collateral. The Funds will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of its custodian bank. The Funds may not enter into a repurchase agreement of more than seven days duration if, as a result, the market value of the Funds' net assets, together with investments in other securities deemed to be not readily marketable, would be invested in excess of the Funds' policy on investments in illiquid securities.

         In the event of a bankruptcy or other default of a repurchase agreement's seller, a Fund might incur expenses in enforcing its rights, and could experience losses, including a decline in the value of the underlying securities and loss of income. Each Fund will not invest more than 15% of its net assets at the time of purchase in repurchase agreements maturing in more than seven days and other illiquid securities.

                                 SWAP AGREEMENTS

         Swap agreements can be structured to increase or decrease a Fund's exposure to long- or short-term interest rates, mortgage securities, corporate borrowing rates or other conditions, such as security prices or inflation rates. For example, if a Fund agreed to pay a fixed rate in exchange for a floating rate while holding fixed-rate bonds, the swap would tend to decrease the Fund's exposure to long-term interest rates. Swap agreements tend to increase or decrease the overall volatility of a Fund's investments and its share price and yield. Changes in interest rates, or other factors determining the amount of payments due to and from a Fund, can be the most significant factors in the performance of a swap agreement. If a swap agreement calls for payments from a Fund, the Fund must be prepared to make such payments when they are due. In order to help minimize risks, each Fund will segregate appropriate assets for any accrued but unpaid net amounts owed under the terms of a swap agreement entered into on a net basis. All other swap agreements will require a Fund to segregate appropriate assets in the amount of the accrued amounts owned under the swap. A Fund could sustain losses if a counterparty does not perform as agreed under the terms of the swap. Each Fund will enter into swap agreements with counterparties deemed creditworthy by the Investment Manager.

                               PORTFOLIO MATURITY

         From time to time, the Funds may compare their average portfolio maturities with the dollar-weighted average maturity of the indexes and the average portfolio maturities of other mutual funds having similar investment objectives.

                          PORTFOLIO SECURITIES LENDING

         Loans of portfolio securities made by any Fund will be fully collateralized by U.S. Government securities, letters of credit, cash or cash equivalents and will be marked to market daily.

         FUTURES AND OPTIONS CONTRACTS AND INDEX PARTICIPATION CONTRACTS

         The Funds may buy and sell futures contracts on securities and any index comprised of securities in which the Funds may invest, option contracts on securities, indexes and futures contracts, and index participation contracts.

         In a securities futures contract, one party agrees to make, and the other agrees to take, delivery of a specific amount of a specific security at a specified time and price. Under a securities index futures contract, the parties agree to make or take delivery of an amount of cash equal to a specific dollar amount times the difference between the value of an agreed-upon securities index at the end of the contract period and its value at the time the agreement was originally made. Futures contracts are commonly "closed out" prior to the end of the contract period by entering into an offsetting transaction in a corresponding futures contract.

         Options on indexes are similar to options on securities except that, rather than representing the right to take or make delivery of a security at a specified exercise price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the securities index upon which the option is based is "in the money." This amount of cash is equal to the difference between the closing level of the index and the exercise price of the option, expressed in dollars times a specified multiple. Unlike securities options, all settlements are in cash, and gain or loss depends on price movements in the group of securities comprising the index rather than price movements of individual securities.

         Index participations and index participation contracts provide the equivalent of a position in the securities comprising an index, with each security's representation equaling its index weighting.

Moreover, their holders are entitled to payments equal to the dividends paid by the underlying index securities. Generally, the value of an index participation or index participation contract will rise and fall along with the value of the related index. A Fund will invest in index participation contracts only if a liquid market for them appears to exist.

         When buying or selling futures contracts, a Fund must deposit an amount of cash, cash equivalents or liquid, high quality debt instruments with its broker equal to a fraction of the contract amount. This amount is known as "initial margin" and is in the nature of a performance bond or good faith deposit on the contract, which will be returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Subsequent payments to and from the broker, known as "variation margin," will be made at least daily as the price of the futures contract fluctuates, and the Fund's position in the contract becomes more or less valuable. This process is known as "marking-to-market."

         Regulations of the Commodities Futures Trading Commission ("CFTC") applicable to the Funds generally require that all of their futures transactions constitute "bona fide" hedging transactions. As a result, a Fund will normally sell futures contracts to protect against a decrease in the price of securities it owns but intends to sell or purchase futures contracts to protect against an increase in the price of securities it intends to purchase. In addition, the Funds may purchase and sell futures contracts and options as a substitute for a comparable market position in the underlying securities. Futures transactions need not constitute "bona fide" hedging under CFTC regulations if the aggregate initial margin and premiums required to establish such positions do not exceed 5% of each Fund's net assets.

         Each Fund may enter into futures contracts and options thereon provided that the aggregate deposits required on these contracts do not exceed 5% of the Fund's total assets.

         Risks Involved in Futures and Options Transactions. Futures and options transactions involve risks, which in some strategies can be substantial due to the low margin deposits required and the extremely high degree of leverage involved in futures and options trading. However, to the extent the Funds' futures and options practices are limited to use in tracking the performance of a Fund's index, the Investment Manager does not believe that the Funds are subject to the degree of risk frequently associated with futures and options transactions. To the extent the Funds engage in the use of futures and options on futures other than for performance tracking purposes, the Funds may be subject to additional risk.

         Three principal areas of risk are present when futures and options contracts are used in a performance tracking context. First, there may not always be a liquid secondary market for a futures or option contract at the time when a Fund seeks to "close out" its position. If a Fund is unable to "close out" a futures or option position, and prices move adversely, the Fund would have to continue to make daily cash payments to maintain its required margin, and if the Fund has insufficient cash to meet this requirement, it may have to sell portfolio securities at a disadvantageous time. In addition, the Fund might be required to deliver the securities underlying futures or options contracts it holds. Each Fund will seek to reduce the risk that it will be unable to "close out" contracts by entering into only futures or options contracts that are traded on national exchanges and for which there appears to be a liquid secondary market.

         It is also possible that changes in the prices of futures or options contracts might correlate imperfectly, or not at all, with changes in the market values of the securities being hedged. This situation could result from price distortions in the futures or options markets due to, among other things, active trading by speculators and use of offsetting "closing" transactions by other investors seeking to avoid meeting additional margin deposit requirements. In the event of significant market distortions, it is possible that a Fund could lose money on futures or options contracts and experience appreciation in the value of its portfolio securities, or vice versa. The risk of imperfect correlation will be minimized by investing only in those contracts whose behavior is expected to resemble that of a Fund's underlying securities.

         Finally, adverse market movements could cause a Fund to lose up to its full investment in an options contract and/or to experience substantial losses on an investment in a futures contract. However, barring such significant market distortions, a similar result could be expected were the Fund to invest directly in the securities being hedged. There is also the risk of loss by a Fund of margin deposits in the event of bankruptcy of a broker with whom the Fund has an open position in a futures contract or option.

         The extent to which each Fund may purchase and sell futures, options, equity index participations and index participation contracts may be limited by each Fund's intention to meet the Internal Revenue Code of 1986, as amended (the "Code"), requirements for qualification as a regulated investment company. See "Taxes - Federal Income Tax."

         YEAR 2000 presents uncertainties and possible risks to the smooth operations of the Funds and the provision of services to shareholders. Many computer programs use only two digits to identify a specific year and therefore may not accurately recognize the upcoming change in the next century. If not corrected, many computer applications could fail or create erroneous results by or at year 2000. Due to the Funds' and their service providers' dependence on computer technology to operate, the nature and impact of year 2000 processing failures on the Funds could be material. The Funds' Investment Manager is taking steps to minimize the risks of year 2000 for the Funds, including obtaining assurances from the Funds' service providers that they are analyzing their systems, testing them for potential problems and remediating them to the extent possible. There can be no assurance that these steps will be sufficient to avoid any adverse impact on the Funds, however, minimizing year 2000 risk for the Funds is a priority of the Investment Manager.

         Because each Fund intends to track an index rather than focus on the fundamentals of the underlying issuers, the Investment Manager generally will not take into account the extent to which an issuer has prepared or is preparing for the year 2000 problem when managing a Fund's portfolio. It is possible that a Fund's portfolio and performance may be materially affected by an issuer's year 2000 related problems.

                             INVESTMENT RESTRICTIONS

         The Following investment policies and restrictions are fundamental and cannot be changed without approval of the holders of a majority of the outstanding voting securities (as defined in the 1940 Act). All other investment policies and restrictions contained in the SAI are non-fundamental and may be changed without shareholder approval or prior notice.

EACH FUND MAY:

         1) lend or borrow money to the extent permitted by the Investment Company Act of 1940 or rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.

         2) pledge, mortgage or hypothecate any of its assets to the extent permitted by the Investment Company Act of 1940 or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.

         3) not concentrate investments in a particular industry or group of industries, or within one state (except with respect to the Total Bond Fund and the Short Bond Fund, to the extent that the index which each Fund seeks to track is also so concentrated) as concentration is defined under the Investment Company Act of 1940 or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.

         4) underwrite securities to the extent permitted by the Investment Company Act of 1940 or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.

         5) not, as to 75% of the Fund's assets, purchase securities of any issuer (other than obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities) if, as a result more than 5% of the value of its total assets would be invested in the securities of such issuer.

         6) not invest for the purpose of exercising control or management of another issuer.

         7) not purchase securities of other investment companies, except as permitted by the Investment Company Act of 1940.

         8) issue senior securities to the extent permitted by the Investment Company Act of 1940 or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.

         9) purchase or sell commodities, commodities contracts, futures contracts, or real estate to the extent permitted by the Investment Company Act of 1940 or rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.

         The following description of the 1940 Act may assist investors in understanding some of the above fundamental policies and restrictions.

         BORROWING. The 1940 Act presently restricts the Funds from borrowing (including pledging, mortgaging or hypothecating assets) in excess of 331/3% of their total assets (not including temporary borrowings not in excess of 5% of total assets).

         LENDING. Under the 1940 Act, a Fund may only make loans if expressly permitted by its investment policies.

         CONCENTRATION. The 1940 Act presently defines concentration as investing 25% or more of the Fund's total assets in an industry or group of industries with certain exceptions.

         UNDERWRITING. The 1940 Act presently limits a Fund's ability to underwrite securities if, as a result, its underwriting commitments would exceed 25% of its total assets.

         The following investment policies and restrictions are non-fundamental and may be changed by the Trust's Board of Trustees.

EACH FUND MAY NOT:

         1) purchase more than 10% of any class of securities of any issuer if, as a result of such purchase, it would own more than 10% of such issuer's outstanding voting securities.

         2) invest more than 5% of its total assets in securities of issuers (other than obligations of, or guaranteed by the U.S. Government, its agencies or instrumentalities) that with their predecessors have a record of less than three years continuous operation.

         3) purchase securities that would cause more than 5% of its net assets to be invested in restricted securities, excluding restricted securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 that have been determined to be liquid under procedures adopted by the Trust's Board of Trustees based upon the trading markets for the securities.

         4) invest more than 5% of its net assets in warrants, valued at the lower of cost or market, and no more than 40% of this 5% may be invested in warrants that are not listed on the New York Stock Exchange or the American Stock Exchange, provided, however, that for purposes of this restriction, warrants acquired by a Fund in units or attached to other securities are deemed to be without value.

         5) purchase puts, calls, straddles, spreads or any combination thereof if by reason of such purchase the value of its aggregate investment in such securities would exceed 5% of the Fund's total assets.

         6)       make short sales, except for short sales against the box.

         7) purchase or sell interests in oil, gas or other mineral development programs or leases, although it may invest in companies that own or invest in such interests or leases.

         8) purchase securities on margin, except such short-term credits as may be necessary for the clearance of purchases and sales of securities.

         9) lend money to any person, except that each Fund may (i) purchase a portion of an issue of short-term debt securities or similar obligations (including repurchase agreements) that are publicly distributed or customarily purchased by institutional investors, and (ii) lend its portfolio securities.

         10) borrow money, except from banks for temporary purposes to satisfy redemption requests or for extraordinary or emergency purposes and then only in an amount not to exceed one-third of the value of its total assets (including the amount borrowed), provided that the Fund will not purchase securities while borrowings represent more than 5% of its total assets.

         11) pledge, mortgage or hypothecate any of its assets, except that to secure allowable borrowing, each Fund may do so with respect to no more than one-third of the value of its total assets.

         12) underwrite securities issued by others, except to the extent it may be deemed to be an underwriter, under the federal securities laws, in connection with the disposition of securities from its investment portfolio.

         13) purchase securities of any other issuer (other than U.S. Government securities ) if, as a result , more than 25% of its total assets would be invested in the securities if an issuer from a single industry or group of industries.

         14) purchase the securities of any issuer if, as a result more than 15 % of its net assets would be invested in illiquid securities.

         15) purchase or sell commodities or real estate, including interests in real estate limited partnerships, provided that each Fund may (i) purchase securities of companies that deal in real estate or interests therein, and (ii) purchase or sell futures contracts, options contracts, equity index participations and index participations contracts.

                             MANAGEMENT OF THE FUNDS

The officers and trustees, their principal occupations during the past five years and their affiliations, if any, with The Charles Schwab Corporation, Charles Schwab & Co., Inc. (Schwab) and Charles Schwab Investment Management, Inc. (CSIM or the investment manager), are as follows:

                                        POSITION(S) WITH THE      PRINCIPAL OCCUPATIONS &
NAME/DATE OF BIRTH                      TRUSTS                    AFFILIATIONS
CHARLES R. SCHWAB*                      Chairman and Trustee      Chairman, Co-Chief Executive Officer and
July 29, 1937                                                     Director, The Charles Schwab Corporation;
                                                                  Chairman, Chief Executive Officer and
                                                                  Director, Charles Schwab Holdings,
                                                                  Inc.; Chairman and Director, Charles Schwab
                                                                  & Co., Inc., Charles Schwab Investment
                                                                  Management, Inc., The Charles Schwab
                                                                  Trust Company and Schwab Retirement
                                                                  Plan Services, Inc.; Chairman and Director
                                                                  (current board positions), and Chairman
                                                                  (officer position) until December
                                                                  1995, Mayer & Schweitzer, Inc. (a
                                                                  securities brokerage subsidiary of
                                                                  The Charles Schwab Corporation);
                                                                  Director, The Gap, Inc. (a clothing
                                                                  retailer), Transamerica Corporation (a
                                                                  financial services organization),
                                                                  AirTouch Communications (a telecommunications
                                                                  company) and Siebel Systems (a software
                                                                  company).

STEVEN L. SCHEID*+                      President and Trustee     Executive Vice President and Chief Financial
June 28, 1953                                                     Officer, The Charles Schwab Corporation;
                                                                  Enterprise President - Financial Products and
                                                                  Services and Chief Financial Officer,
                                                                  Charles Schwab & Co., Inc.; Chief
                                                                  Executive Officer, Chief Financial
                                                                  Officer and Director, Charles Schwab
                                                                  Investment Management, Inc. From 1994 to 1996, Mr.
                                                                  Scheid was Executive Vice President of
                                                                  Finance for First Interstate Bancorp and
                                                                  was Principal Financial Officer from
                                                                  1995 to 1996, First Interstate Bancorp. Prior
                                                                  to 1994, Mr. Scheid was Chief Financial
                                                                  Officer, First Interstate Bank of Texas.

DONALD F. DORWARD                       Trustee                   Executive Vice President and Managing Director,
September 23, 1931                                                Grey Advertising.  From 1990 to 1996, Mr.
                                                                  Dorward was President and Chief Executive
                                                                  Officer, Dorward & Associates (advertising
                                                                  and marketing/consulting firm).

* This trustee is an "interested person" of the trusts.

+ Effective August 18, 1998, Mr. Scheid replaced Tom D. Seip as President and Trustee.

                                        POSITION(S) WITH THE      PRINCIPAL OCCUPATIONS &
NAME/DATE OF BIRTH                      TRUSTS                    AFFILIATIONS
ROBERT G. HOLMES                        Trustee                   Chairman, Chief Executive Officer and Director,
May 15, 1931                                                      Semloh Financial, Inc. (international financial
                                                                  services and investment advisory firm).

DONALD R. STEPHENS                      Trustee                   Managing Partner, D.R. Stephens & Company
June 28, 1938                                                     (Investments) and Chairman and Chief Executive
                                                                  Officer of North American Trust (real
                                                                  estate investment trust).

MICHAEL W. WILSEY                       Trustee                   Chairman, Chief Executive Officer and Director,
August 18, 1943                                                   Wilsey Bennett, Inc. (truck and air
                                                                  transportation, real estate investment,
                                                                  management and investments).

TAI-CHIN TUNG                           Treasurer and Principal   Vice President, Treasurer and Controller,
March 7, 1951                           Financial Officer         Charles Schwab Investment Management, Inc.  From
                                                                  1994 to 1996, Ms. Tung was Controller for
                                                                  Robertson Stephens Investment Management,
                                                                  Inc. From 1993 to 1994, she was Vice
                                                                  President of Fund Accounting, Capital
                                                                  Research and Management Co.

WILLIAM J. KLIPP*                       Executive Vice            Executive Vice President, SchwabFunds(R),
December 9, 1955                        President, Chief          Charles Schwab & Co., Inc.; President and Chief
                                        Operating Officer and     Operating Officer, Charles Schwab Investment
                                        Trustee                   Management, Inc.

STEPHEN B. WARD                         Senior Vice President     Senior Vice President and Chief Investment
April 5, 1955                           and Chief Investment      Officer, Charles Schwab Investment Management,
                                        Officer                   Inc.

FRANCES COLE                            Secretary                 Senior Vice President, Chief Counsel and
September 9, 1955                                                 Assistant Corporate Secretary, Charles Schwab
                                                                  Investment Management, Inc.

* This Trustee is an "interested person" of the Trust.

Each of the above-referenced officers and/or trustees also serves in the same capacity as described for the trust, for The Charles Schwab Family of Funds, Schwab Capital Trust and Schwab Annuity Portfolios. The address of each individual listed above is 101 Montgomery Street, San Francisco, California 94104.

                               COMPENSATION TABLE 1

                                                   Pension or
                                                   Retirement Benefits   Estimated Annual
                                                   Accrued as Part of    Benefits upon         Total Compensation
                             Aggregate             Fund Expenses from    Retirement from the   from the Fund
Name of Person, Position     Compensation from     the Fund Complex 2    Fund                  Complex 2
                             the Trust                                   Complex 2
Charles R. Schwab,                    0                    N/A                   N/A                    0
Chairman and Trustee
Timothy F. McCarthy 3                 0                    N/A                   N/A                    0
President and Trustee
Tom D. Seip 4                         0                    N/A                   N/A                    0
President and Trustee
Steven L. Scheid 5                    0                    N/A                   N/A                    0
President and Trustee
William J. Klipp,                     0                    N/A                   N/A                    0
Executive Vice President,
Chief Operating Officer
and Trustee
Donald F. Dorward, Trustee         $21,150                 N/A                   N/A                 $99,550
Trustee
Robert G. Holmes,                  $21,150                 N/A                   N/A                 $99,550
Trustee
Donald R. Stephens,                $21,150                 N/A                   N/A                 $99,550
Trustee
Michael W. Wilsey,                 $21,150                 N/A                   N/A                 $99,550
Trustee

1.       Figures are as of August 31, 1998.

2. Fund Complex comprises all 35 funds in the Trust, The Charles Schwab Family of Funds, Schwab Capital Trust and Schwab Annuity Portfolios.

3.       Mr. McCarthy served as President and Trustee until November 24, 1997.

4.       Mr. Seip served as President and Trustee until May 15, 1998.

5.       Mr. Scheid became President and Trustee on August 18, 1998.

                       TRUSTEE DEFERRED COMPENSATION PLAN

         Pursuant to exemptive relief received by the Trust from the Securities and Exchange Commission (the "SEC"), the Trust may enter into deferred fee arrangements (the "Fee Deferral Plan" or the "Plan") with the Trust's Trustees who are not "interested persons" of any of the Funds of the Trust (the "Independent Trustees" or the "Trustees").

         As of the date of this Statement of Additional Information, none of the Independent Trustees has elected to participate in the Fee Deferral Plan. In the event an Independent Trustee does elect to participate in the Plan, the Plan would operate as described below.

         Under the Plan, deferred Trustee's fees will be credited to a book reserve account established by the Trust (the "Deferred Fee Account") as of the date such fees would have been paid to such Trustee. The value of the Deferred Fee Account as of any date will be equal to the value the Account would have had as of that date if the amounts credited to the Account had been invested and reinvested in the securities of the SchwabFund or SchwabFunds(R) selected by the participating Trustee (the "Selected SchwabFund Securities"). SchwabFunds include the series or classes of beneficial interest of the Trust, The Charles Schwab Family of Funds and Schwab Capital Trust.

         Pursuant to the exemptive relief granted to the Trust, each Fund will purchase and maintain the Selected SchwabFund Securities in an amount equal to the deemed investments in that Fund of the Deferred Fee Accounts of the Independent Trustees. The exemptive relief granted to the Trust permits the Funds and the Trustees to purchase the Selected SchwabFund Securities, which transactions would otherwise be limited or prohibited by the investment policies and/or restrictions of the Funds. See "Investment Restrictions."

                               INVESTMENT MANAGER

         The Investment Manager, a wholly owned subsidiary of The Charles Schwab Corporation, serves as the Funds' investment adviser and administrator pursuant to an Investment Advisory and Administration Agreement (the "Advisory Agreement") between it and the Trust. The Investment Manager is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, and currently provides investment management services to the SchwabFunds Family(R), a family of 35 mutual funds with over $70 billion in assets as of August 31, 1998. The Investment Manager is an affiliate of: Schwab; the Trust's distributor; the shareholder services agent; and the transfer agent. The Advisory Agreement will continue in effect until May 20, 1999 with respect to each of the Funds, and thereafter will continue for one year terms subject to annual approval by: (1) the Trust's Board of Trustees or (2) a vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of a Fund. In either event, the continuance must also be approved by a majority of the Trust's Board of Trustees who are not parties to the Agreement or interested persons (as defined in the 1940 Act) of any such party by vote cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement may be terminated at any time upon 60 days' notice by either party, or by a majority vote of the outstanding shares of a Fund, and will terminate automatically upon assignment.

         The Investment Manager and Schwab have guaranteed that, through at least October 31, 1999, Short Bond Fund and Total Bond Fund will not exceed 0.35%, of each Fund's average daily net assets.

         For the fiscal years ended August 31, 1996, 1997 and 1998, the investment advisory fees incurred by the Total Bond Fund, were $0 (fees were reduced by $68,000), $0 (fees were reduced by $89,000) and $0 (fees were reduced by $580,000), respectively.

         For the fiscal years ended August 31, 1996, 1997 and 1998, the investment advisory fees incurred by the Short Bond Fund were $453,000 (fees were reduced by $149,000), $295,000 (fees were reduced by $234,000) and $25,000
(fees were reduced by $561,000), respectively.

         From time to time, each Fund may compare its total operating expense ratio to the total operating expense ratio of other mutual funds or mutual fund averages with similar investment objectives as reported by Lipper Analytical Service, Inc., Morningstar, Inc. or other independent sources of such information ("independent sources").

                                   DISTRIBUTOR

         Pursuant to a Distribution Agreement, Schwab is the principal underwriter for shares of the Trust and is the Trust's agent for the purpose of the continuous offering of the Funds' shares. Each Fund pays the cost of the prospectuses and shareholder reports to be prepared and delivered to existing shareholders. Schwab pays such costs when the described materials are used in connection with the offering of shares to prospective investors and for supplementary sales literature and advertising. Schwab receives no fee under the Distribution Agreement. Terms of continuation, termination and assignment under the Distribution Agreement are identical to those described above with respect to the Advisory Agreement.

                          CUSTODIAN AND FUND ACCOUNTANT

         PNC Bank, National Association, at the Airport Business Center, 200 Stevens Drive, Suite 440, Lester, Pennsylvania 19113, serves as Custodian for the Trust.

         PFPC, Inc., at 103 Bellevue Parkway Wilmington, Delaware 19809, serves as Fund Accountant for the Trust.

                     ACCOUNTANTS AND REPORTS TO SHAREHOLDERS

         The Trust's independent accountants, PricewaterhouseCoopers LLP, 333 Market Street, San Francisco, California, 94105, audit and report on the annual financial statements of each series of the Trust and review certain regulatory reports and each Fund's federal income tax return. It also performs other professional accounting, auditing, tax and advisory services when the Trust engages it to do so. Shareholders will be sent audited annual and unaudited semi-annual financial statements.

                       PORTFOLIO TRANSACTIONS AND TURNOVER

                             PORTFOLIO TRANSACTIONS

         The Funds paid no brokerage commissions for each such Fund's last three fiscal years.

         The Funds typically purchase and sell securities on the over-the-counter market through dealers acting as principals for their own accounts. Accordingly, commissions are not charged on these transactions. Instead, the subject securities are sold on a "net" basis with the participating dealer(s) earning a spread (the difference between ask and bid price) on each purchase or sale. The Funds may, however, pay commissions in connection with their options transactions. When placing orders for each Fund's securities transactions, the Investment Manager uses its best judgement to obtain best price and execution. The full range and quality of brokerage services available are considered in making these determinations. For non-debt security trades in which Schwab is not a principal, the Investment Manager may use Schwab to execute a Fund's transactions when it reasonably believes that commissions (or prices) charged and transaction quality will be at least comparable to those available from other qualified brokers or dealers.

                               PORTFOLIO TURNOVER

         For reporting purposes, each Fund's turnover rate is calculated by dividing the value of purchases or sales of portfolio securities for the fiscal year, whichever is less, by the monthly average value of portfolio securities the Fund owned during the fiscal year. When the Fund makes the calculation, all securities whose maturities at the time of acquisition were one year or less ("short-term securities") are excluded. A 100% portfolio turnover rate would occur, for example, if all portfolio securities (aside from short-term securities) were sold and either repurchased or replaced once during the fiscal year.

         From time to time, each Fund may compare its portfolio turnover rate with that of other mutual funds as reported by independent sources.

         The portfolio turnover rates for the Total Bond Fund for the fiscal years ended August 31, 1997 and 1998 were 51% and 285%, respectively. The portfolio turnover rates for the Short Bond Fund for the fiscal years ended August 31, 1997 and 1998 were 71% and 128%, respectively.

         The Funds may experience higher portfolio turnover rates during their transition to their new investment strategies. Higher turnover rates generally mean higher transaction costs and may lead to higher taxable capital gains/losses.

                                      TAXES

                               FEDERAL INCOME TAX

         It is each Fund's policy to qualify for taxation as a "regulated investment company" by meeting the requirements of Subchapter M of the Code. By following this policy, each Fund expects to eliminate or reduce to a nominal amount the federal income tax to which it is subject.

         In order to qualify as a regulated investment company, each of the Funds must, among other things, (1) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stocks, securities, foreign currencies or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in stocks, securities or currencies; (2) for taxable years beginning on or before August 5, 1997 derive less than 30% of its gross income from gains from the sale or other disposition of certain assets (including stocks and securities) held for less than three months; and (3) diversify its holdings so that at the end of each quarter of its taxable year
(i) at least 50% of the market value of the Fund's total assets is represented by cash or cash items, U.S. Government securities, securities of other regulated investment companies and other securities limited, in respect of any one issuer, to a value not greater than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government securities or securities of any other regulated investment company) or of two or more issuers that the Fund controls, within the meaning of the Code, and that are engaged in the same, similar or related trades or businesses. These requirements may restrict the degree to which a Fund may engage in certain hedging transactions and may limit the range of a Fund's investments. If a Fund qualifies as a regulated investment company, it will not be subject to federal income tax on the part of its net investment income and net realized capital gains, if any, which it distributes to shareholders, provided that the Fund meets certain minimum distribution requirements. To comply with these requirements, a Fund must distribute at least (a) 90% of its "investment company taxable income" (as that term is defined in the Code) and (b) 90% of the excess of its (i) tax-exempt interest income over (ii) certain deductions attributable to that income (with certain exceptions), for its taxable year. Each Fund intends to make sufficient distributions to shareholders to meet these requirements.

         The Code imposes a non-deductible excise tax on regulated investment companies that do not distribute in a calendar year (regardless of whether they otherwise have a non-calendar taxable year) an amount equal to 98% of their "ordinary income" (as defined in the Code) for the calendar year plus 98% of their capital gain net income for the one-year period ending on October 31 of such calendar year, plus any undistributed amounts from prior years. For the foregoing purposes, a Fund is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year. If the distributions during a calendar year are less than the required amount, the Fund is subject to a non-deductible excise tax equal to 4% of the deficiency.

         Any dividends declared by the Funds in October, November or December to shareholders of record during those months and paid during the following January are treated, for tax purposes, as if they were received by each shareholder on December 31 of the year declared. A Fund may adjust its schedule for the reinvestment of distributions for the month of December to assist in complying with the reporting and minimum distribution requirements of the Code.

         Dividends paid by the Funds from net investment income and distributions from the Fund's net short-term capital gains in excess of any net long-term capital losses, whether received in cash or reinvested, generally will be taxable as ordinary income. Distributions received from a Fund designated as long-term capital gains (net of capital losses), whether received in cash or reinvested, will be taxable as long-term capital gains without regard to the length of time a shareholder has owned shares in a Fund. Any loss on the sale or exchange of a Fund's shares held for six months or less shall be treated as a long-term capital loss to the extent of any long-term capital gain distribution received on the shares. If a shareholder is not subject to tax on his income, generally the shareholder will not be taxed on amounts distributed by the Fund.

         A Fund will be required in certain cases to withhold and remit to the U.S. Treasury 31% of taxable dividends paid to any shareholder who (1) fails to provide a correct taxpayer identification number certified under penalty of perjury; (2) is subject to withholding by the Internal Revenue Service for failure to properly report all payments of interest or dividends; or (3) fails to provide a certified statement that he or she is not subject to "backup withholding." This "backup withholding" is not an additional tax and any amounts withheld may be credited against the shareholder's ultimate U.S. tax liability.

         A Fund's transactions in futures contracts and options and certain other investment and hedging activities are subject to special tax rules. In a given case, these rules may accelerate income to a Fund, defer its losses, cause adjustments in the holding periods of the Fund's assets, convert short-term capital losses into long-term capital losses or otherwise affect the character of the Fund's income. These rules could therefore affect the amount, timing and character of distributions to shareholders. Income earned as a result of these transactions would, in general, not be eligible for the corporate dividends received deduction when distributed to corporate shareholders. The Funds will endeavor to make any available elections pertaining to these transactions in a manner believed to be in the best interest of the Funds and their shareholders.

         The foregoing discussion relates only to federal income tax law as applicable to U.S. citizens or residents. Foreign shareholders (i.e., nonresident alien individuals and foreign corporations, partnerships, trusts and estates) are generally subject to U.S. withholding tax at the rate of 30% (or a lower tax treaty rate) on distributions derived from net investment income and short-term capital gains. Distributions to foreign shareholders of long-term capital gains and any gains from the sale or other disposition of shares of the Funds are generally not subject to U.S. taxation, unless the recipient is an individual who meets the Code's definition of "resident alien." Different tax consequences may result if the foreign shareholder is engaged in a trade or business within the United States. In addition, the tax consequences to a foreign shareholder entitled to claim the benefits of a tax treaty may be different than those described above. Distributions by a Fund may also be subject to state, local and foreign taxes, and their treatment under applicable tax laws may differ from the federal income tax treatment.

         The Funds may experience higher investment costs resulting from taxable capital gains/losses from selling securities during the transition from actively managed portfolios to indexing investment strategies.

                             SHARE PRICE CALCULATION

         Each Fund's net asset value per share is determined, as of 4:00 p.m. Eastern time, each day the New York Stock Exchange (NYSE) is open for trading. The NYSE may change its holiday closing schedule at anytime, but the following holiday closings are currently scheduled for 1999: New Year's Day, Dr. Martin Luther King Jr.'s Birthday, President's Day, Good Friday, Memorial Day, Independence Day (observed), Labor Day, Thanksgiving Day and Christmas Day.

         On any day that the NYSE or principal government securities markets closes early, such as days in advance of holidays, the Funds reserve the right to advance the time by which purchase, redemption and exchange orders must be received on that day. Shares purchased begin to earn dividends on the next business day with the following exceptions: Columbus Day and Veterans Day. The Funds value their portfolio securities daily based on their fair value. Securities traded on stock exchanges are valued at the last quoted sales price on the exchange on which such securities are primarily traded, or, lacking any sales, at the mean between the bid and ask prices.

         Investments in mutual funds are valued at their respective net asset values, as determined by those funds. Securities traded in the over-the-counter market are valued at the last sales price that day, or if no sales that day, at the mean between the bid and ask prices. In addition, securities that are primarily traded on foreign exchanges are generally valued at the preceding closing values of such securities on their respective exchanges with these values then translated into U.S. dollars at the current exchange rate. Foreign securities for which the closing values are not readily available are valued at fair value as determined in good faith pursuant to the Board of Trustees guidelines. Securities for which market quotations are not readily available (including restricted securities that are subject to limitations on their sale) are valued at fair value as determined in good faith pursuant to the Trust's Board of Trustees guidelines. Securities may be valued on the basis of prices provided by pricing services when such prices are believed to reflect fair market value.

         From time to time, each Fund may report its net asset value per share over a specified period. Each Fund's net asset value, for the periods set forth, may be compared to net asset values for other mutual funds with similar investment objectives as reported by independent sources.

                             TOTAL RETURN AND YIELD

                            STANDARDIZED TOTAL RETURN

           Average annual total return for a period is determined by calculating the actual dollar amount of investment return on a $1,000 investment in a Fund made at the beginning of the period, then calculating the average annual compounded rate of return that would produce the same investment return on the $1,000 over the same period. In computing average annual total return, a Fund assumes the reinvestment of all distributions at net asset value on applicable reinvestment dates.

                                        Average annual      Average annual total      Average annual total return
                                        total return for    return for 5 years        from commencement of
                                        1 year ended        ended August 31, 1998     operations to August 31,
                                        August 31, 1998                               1998*
Short Bond Fund                               7.64%                  4.73%                       6.01%
Total Bond Fund                               10.83%                 6.06%                       7.10%

* November 5, 1991 for Short Bond Fund and March 5, 1993 for Total Bond Fund.

                          NONSTANDARDIZED TOTAL RETURN

         Nonstandardized total return for a Fund differs from standardized total return in that it relates to periods other than the period for standardized total return and/or that it represents aggregate (rather than average) total return.

         A Fund may also advertise its cumulative total return since inception. This number is calculated using the same formula that is used for average annual total return except that, rather than calculating the total return based on a one-year period, cumulative total return is calculated from inception to the date specified.

                                      YIELD

         A Fund's yield refers to the net investment income generated by a hypothetical investment in the Fund over a specific 30-day period. This net investment income is then annualized, which means that the net investment income generated during the 30-day period is assumed to be generated in each 30-day period over an annual period, and is shown as a percentage of the investment.

Fund                                                                   30-day period ended August 31, 1998
----                                                                   -----------------------------------
Short Bond Fund                                                                           5.23%
Total Bond Fund                                                                           5.73%

                                 EFFECTIVE YIELD

         A Fund's effective yield is calculated similarly, but the net investment income earned by the investment is assumed to be compounded monthly when annualized. The effective yield will be slightly higher than the yield due to this compounding effect.

                             COMPARATIVE PERFORMANCE

         Each Fund's performance may be compared to various unmanaged bond indexes in addition to the Lehman Brothers Short (1-5) Government/Corporate Index and the unmanaged Lehman Brothers Aggregate Bond Index, including but not limited to, the Salomon Brothers High Grade Index, the Shearson Lehman Government/Corporate Bond Index, the Merrill Lynch Government/Corporate Bond Master Index and to Lipper Analytical Services, Inc. averages and Morningstar, Inc. rankings.

         The following tables illustrate the historical total return of securities comprising the indexes beginning calendar year end December 31, 1976 through calendar period end December 30, 1997. This historical information is not indicative of any future trend of the Funds or the particular market sectors that the Indexes represent.

                DATE                         AGGREGATE BOND INDEX             GOVERNMENT/CORPORATE INDEX
           Dec. 31, 1976                            15.60                               10.87
           Dec. 31, 1977                             3.04                                3.62
           Dec. 31, 1978                             1.39                                2.97
           Dec. 31, 1979                             1.93                                7.09
           Dec. 31, 1980                             2.71                                7.82
           Dec. 31, 1981                             6.25                               11.78
           Dec. 31, 1982                            32.62                               23.62
           Dec. 30, 1983                             8.36                                8.96
           Dec. 31, 1984                            15.15                               14.19
           Dec. 31, 1985                            22.10                               15.53
           Dec. 31, 1986                            15.26                               11.39
           Dec. 31, 1987                             2.76                                5.01
           Dec. 30, 1988                             7.89                                6.29
           Dec. 31, 1989                            14.53                               11.70
           Dec. 31, 1990                             8.96                                9.69
           Dec. 31, 1991                            16.00                               13.14
           Dec. 31, 1992                             7.40                                6.83
           Dec. 31, 1993                             9.75                                7.10
           Dec. 31, 1994                            -2.92                               -0.72
           Dec. 31, 1995                            18.47                               12.88
           Dec. 31, 1996                             3.63                                4.67
           Dec. 31, 1997                             9.65                                7.13

                               GENERAL INFORMATION

         The Trust was organized as a business trust under the laws of Massachusetts on October 26, 1990 and may issue an unlimited number of shares of beneficial interest in one or more investment portfolios or series ("Series"). Currently, shares of seven Series are offered. The Board of Trustees may authorize the issuance of shares of additional Series if it deems it desirable. Shares within each Series have equal, noncumulative voting rights and equal rights as to dividends, assets and liquidation of such Series.

         Shares will vote by Series and not in the aggregate (for example, when voting to approve the investment advisory agreement), except when voting in the aggregate is permitted under the 1940 Act, such as for election of trustees.

         The Trust generally is not required to hold shareholder meetings. However, as provided in its Agreement and Declaration of Trust and Bylaws, shareholder meetings will be held in connection with the following matters: (1) removal of Trustees if a meeting is requested in writing by a shareholder or shareholders who beneficially own(s) 10% or more of the Trust's shares; (2) adoption of any contract for which shareholder approval is required by the 1940 Act; (3) any termination of the Trust to the extent and as provided in the Declaration of Trust; (4) any amendment of the Declaration of Trust (other than amendments changing the name of the Trust or any of its investment portfolios, supplying any omission, curing any ambiguity or curing, correcting or supplementing any defective or inconsistent provision thereof); (5) determining whether a court action, proceeding or claim should or should not be brought or maintained derivatively or as a class action on behalf of the Trust or the shareholders, to the same extent as the stockholders of a Massachusetts business corporation; and (6) such additional matters as may be required by law, the Declaration of Trust, the Bylaws or any registration of the Trust with the SEC or any state or as the Board of Trustees may consider desirable. The shareholders also would vote upon changes to a Fund's fundamental investment objective, policies or restrictions.

         Each Trustee serves until the next meeting of shareholders, if any, called for the purpose of electing Trustees and until the election and qualification of his or her successor or until death, resignation, retirement or removal by a majority vote of the shares entitled to vote (as described below) or of a majority of the Trustees. In accordance with the 1940 Act, (i) the Trust will hold a shareholder meeting for the election of Trustees when less than a majority of the Trustees have been elected by shareholders and (ii) if, as a result of a vacancy in the Board of Trustees, less than two-thirds of the Trustee have been elected by the shareholders, that vacancy will be filled by a vote of the shareholders.

         Upon the written request of 10 or more shareholders who have been such for at least six months and who hold shares constituting at least 1% of the Trust's outstanding shares stating that they wish to communicate with the other shareholders for the purpose of obtaining signatures necessary to demand a meeting to consider removal of one or more Trustees, the Trust has undertaken to disseminate appropriate materials at the expense of the requesting shareholders.

         The Bylaws provide that the presence at a shareholder meeting in person or by proxy of at least 30% of the shares entitled to vote on a matter shall constitute a quorum, unless otherwise provided by the 1940 Act or other applicable law. Thus, even if less than a majority of shareholders were represented, a meeting of the Trust's shareholders could occur. Attending shareholders would in such case be permitted to take action not requiring the vote of more than a majority of a quorum.

Some matters requiring a larger vote under the Declaration of Trust, such as termination or reorganization of the Trust, and certain amendments of the Declaration of Trust, could not be decided at such a meeting; nor could matters which under the 1940 Act require the vote of a "majority of the outstanding voting securities" as defined in the 1940 Act. The Declaration of Trust specifically authorizes the Board of Trustees to terminate the Trust (or any of its investment portfolios) by notice to the shareholders without shareholder approval.

         Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for the Trust's obligations. The Declaration of Trust, however, disclaims shareholder liability for the Trust's acts or obligations and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees. In addition, the Declaration of Trust provides for indemnification out of the property of an investment portfolio in which a shareholder owns or owned shares for all losses and expenses of such shareholder or former shareholder if he or she is held personally liable for the obligations of the Trust solely by reason of being or having been a shareholder. Moreover, the Trust will be covered by insurance which the Trustees consider adequate to cover foreseeable tort claims.

         Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered remote, because it is limited to circumstances in which a disclaimer is inoperative and the Trust itself is unable to meet its obligations.

                         PRINCIPAL HOLDERS OF SECURITIES

         As of October 14, 1998, Morgan Stanley Trust Company as custodian for the MarketTrack Balanced Portfolio, MarketTrack Conservative Portfolio and MarketTrack High Growth Portfolio, 1 Pierrepont Plaza, Brooklyn, NY 11201 directly or beneficially owned, respectively, 46.11%, 32.86% and 20.07% of the Total Bond Market Index Fund.

         In addition, as of October 8, 1998, the officers and trustees of the Trust, as a group, owned less than 1% of each Fund's outstanding voting securities.

         For further information, please refer to the registration statement and exhibits for the Trust on file with the SEC in Washington, D.C. and available upon payment of a copying fee. The statements in the Prospectus and this Statement of Additional Information concerning the contents of contracts or other documents, copies of which are filed as exhibits to the registration statement, are qualified by reference to such contracts or documents.

                        PURCHASE AND REDEMPTION OF SHARES

         Each Fund has set minimum initial and subsequent investment requirements, as disclosed in the Prospectus. These minimum investment requirements may be changed at any time and are not applicable to certain types of investors. The Trust may waive the minimums for purchases by Trustees, Directors, officers or employees of the Trust, Schwab or the Investment Manager.

         The Trust has made an election with the SEC to pay in cash all redemptions requested by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of its net assets at the beginning of such period. This election is irrevocable without the SEC's prior approval. Redemption requests in excess of the stated limits may be paid, in whole or in part, in investment securities or in cash, as the Trust's Board of Trustees may deem advisable; however, payment will be made wholly in cash unless the Board of Trustees believes that economic or market conditions exist that would make such a practice detrimental to the best interests of the Fund. If redemption proceeds are paid in investment securities, such securities will be valued as set forth in the Prospectus of the Fund affected under "Share Price Calculation" and a redeeming shareholder would normally incur brokerage expenses if he or she were to convert the securities to cash.

         All orders to purchase shares of the Funds are subject to acceptance by the Funds and are not binding until confirmed or accepted in writing. Any purchase which would result in a single shareholder owning shares with a value of more than 10% of a Fund's assets or $3 million, whichever is greater, are subject to prior approval by that Fund.

         Payment for redeemed shares will be credited directly to your Schwab account no later than 7-days after the Fund or Schwab receives your redemption instructions in proper form. Redemption proceeds will then be held there or mailed to you depending on the account standing instructions you have selected.

         An exchange involves the redemption of Fund shares and the purchase of shares of any SchwabFunds of your choice. An exchange of shares will be treated as a sale and purchase of the shares for federal income tax purposes.

         Due to the relatively high cost of maintaining accounts with smaller holdings, each Fund reserves to right to redeem a shareholder's shares if, as a result of redemptions, the aggregate value of a shareholder's holdings in that Fund drops below the Fund's minimum balance requirement. Shareholders will be notified in writing 30 days before the Fund takes such action to allow them to increase their holdings to at least the minimum level. Shares of each Fund will be automatically redeemed should the Schwab account in which they are carried be closed.

                                OTHER INFORMATION

         The Prospectus and Statement of Additional Information do not contain all the information included in the Registration Statement filed with the SEC under the Securities Act of 1933, as amended, with respect to the securities offered by the Prospectuses. Certain portions of the Registration Statement have been omitted from the Prospectuses and this Statement of Additional Information pursuant to the rules and regulations of the SEC. The Registration Statement, including the exhibits filed therewith, may be examined at the office of the SEC in Washington, D.C.

         Statements contained in the Prospectus or Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which the Prospectuses and this Statement of Additional Information form a part, each such statement being qualified in all respects by such reference.

         Each Fund's financial statements and financial highlights for the fiscal year ended August 31, 1998 are included in each Fund's Annual Report, which is a separate report supplied with this Statement of Additional Information. Each Fund's financial statements and financial highlights are incorporated herein by reference.

         THIS STATEMENT OF ADDITIONAL INFORMATION DOES NOT CONSTITUTE AN OFFERING BY THE TRUST, ANY SERIES THEREOF, OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT BE LAWFULLY MADE.

                   APPENDIX - RATINGS OF INVESTMENT SECURITIES

From time to time, each Fund may report the percentage of its assets which fall into the rating categories set forth below.

                                      BONDS

                            MOODY'S INVESTORS SERVICE

Aaa Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

                          STANDARD & POOR'S CORPORATION

INVESTMENT GRADE

AAA Debt rated 'AAA' has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA Debt rated 'AA' has a very strong capacity to pay interest and repay principal and differs from the highest rated debt only in small degree.

A Debt rated 'A' has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

BBB Debt rated 'BBB' is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

SPECULATIVE GRADE

Debt rated 'BB' and 'B' is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

BB Debt rated 'BB' has less near-term vulnerability to default than other speculative grade debt. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to inadequate capacity to meet timely interest and principal payments. The 'BB' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied 'BBB-' rating.

B Debt rate 'B' has greater vulnerability to default but presently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions would likely impair capacity or willingness to pay interest and repay principal. The 'B' rating category also is used for debt subordinated to senior debt that is assigned an actual or implied 'BB' or 'BB-' rating.

                         DUFF & PHELPS CREDIT RATING CO.

AAA Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

AA+      High credit quality. Protection factors are strong. Risk is modest but
AA-      may vary slightly from time to time because of economic conditions.

A+       Protection factors are average but adequate. However, risk factors are
A-       more variable and greater in periods of economic stress.

BBB+     Below average protection factors but still considered sufficient for
BBB- prudent investment. Considerable variability in risk during economic cycles.

BB+      Below investment grade but deemed likely to meet obligations when due.
BB       Present or prospective financial protection factors fluctuate according
BB- to industry conditions or company fortunes. Overall quality may move up or down frequently within this category.

B+       Below investment grade and possessing risk that obligations will not be
B        met when due. Financial protection factors will fluctuate widely
B- according to economic cycles, industry conditions and/or company fortunes. Potential exists for frequent changes in the rating within this category or into a higher or lower rating grade.

                                FITCH IBCA, INC.

INVESTMENT GRADE BOND

AAA Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated 'AAA'. Because bonds rated in the 'AAA' and 'AA' categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated 'F-1+'.

A Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

SPECULATIVE GRADE BOND

BB Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

                     DESCRIPTION OF IBCA'S LONG-TERM RATINGS

AAA Obligations for which there is the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial, such that adverse changes in business, economic or financial conditions are unlikely to increase investment risk substantially.

AA Obligations for which there is a very low expectation of investment risk. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic or financial conditions may increase investment risk, albeit not very significantly.

A        Obligations for which there is a low expectation of investment risk.
         Capacity for timely repayment of principal and interest is strong, although adverse changes in business, economic or financial conditions may lead to increased investment risk.

BBB Obligations for which there is currently a low expectation of investment risk. Capacity for timely repayment of principal and interest is adequate, although adverse changes in business, economic or financial conditions are more likely to lead to increased investment risk than for obligations in other categories.

BB Obligations for which there is a possibility of investment risk developing. Capacity for timely repayment of principal and interest exists, but is susceptible over time to adverse changes in business, economic or financial conditions.

B Obligations for which investment risk exists. Timely repayment of principal and interest is not sufficiently protected against adverse changes in business, economic or financial conditions.

            DESCRIPTION OF THOMSON BANKWATCH'S LONG-TERM DEBT RATINGS

INVESTMENT GRADE

AAA The highest category; indicates that the ability to repay principal and interest on a timely basis is very high.

AA The second-highest category; indicates a superior ability to repay principal and interest on a timely basis, with limited incremental risk compared to issues rated in the highest category.

A The third-highest category; indicates the ability to repay principal and interest is strong. Issues rated "A" could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

BBB The lowest investment-grade category; indicates an acceptable capacity to repay principal and interest. Issues rated "BBB" are, however, more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

NON-INVESTMENT GRADE

BB While not investment grade, the "BB" rating suggests that the likelihood of default is considerably less than for lower-rated issues. However, there are significant uncertainties that could affect the ability to adequately service debt obligations.

B Issues rated "B" show a higher degree of uncertainty and therefore greater likelihood of default than higher-rated issues. Adverse developments could well negatively affect the payment of interest and principal on a timely basis.

              SHORT-TERM NOTES AND VARIABLE RATE DEMAND OBLIGATIONS

                            MOODY'S INVESTORS SERVICE

         Short-term notes/variable rate demand obligations bearing the designations MIG-1/VMIG-1 are considered to be of the best quality, enjoying strong protection from established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing. Obligations rated MIG-2/VMIG-3 are of high quality and enjoy ample margins of protection although not as large as those of the top rated securities.

                          STANDARD & POOR'S CORPORATION

         An S&P SP-1 rating indicates that the subject securities' issuer has a strong capacity to pay principal and interest. Issues determined to possess very strong safety characteristics are given a plus (+) designation. S&P's determination that an issuer has a satisfactory capacity to pay principal and interest is denoted by an SP-2 rating.

                                FITCH IBCA, INC.


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         Obligations supported by the highest capacity for timely repayment are rated F1+. An F1 rating indicates that the obligation is supported by a very strong capacity for timely repayment. Obligations rated F2 are supported by a good capacity for timely repayment, although adverse changes in business, economic, or financial conditions may affect this capacity.

                                COMMERCIAL PAPER

                            MOODY'S INVESTORS SERVICE

         Prime-1 is the highest commercial paper rating assigned by Moody's. Issuers (or related supporting institutions) of commercial paper with this rating are considered to have a superior ability to repay short-term promissory obligations. Issuers (or related supporting institutions) of securities rated Prime-2 are viewed as having a strong capacity to repay short-term promissory obligations. This capacity will normally be evidenced by many of the characteristics of issuers whose commercial paper is rated Prime-1 but to a lesser degree.

                          STANDARD & POOR'S CORPORATION

         A Standard & Poor's Corporation ("S&P") A-1 commercial paper rating indicates a strong degree of safety regarding timely payment of principal and interest. Issues determined to possess overwhelming safety characteristics are denoted A-1+. Capacity for timely payment on commercial paper rated A-2 is satisfactory, but the relative degree of safety is not as high as for issues designated A-1.

                         DUFF & PHELPS CREDIT RATING CO.

         Duff-1 is the highest commercial paper rating assigned by Duff. Three gradations exist within this rating category: A Duff-1+ rating indicates the highest certainty of timely payment (issuer short-term liquidity is found to be outstanding and safety is deemed to be just below that of risk-free short-term U.S. Treasury obligations), a Duff-1 rating signifies a very high certainty of timely payment (issuer liquidity is determined to be excellent and risk factors are considered minor) and a Duff-1- rating denotes high certainty of timely payment (issuer liquidity factors are strong and risk is very small). A Duff-2 rating indicates a good certainty of timely payment. Liquidity factors and company fundamentals are sound and risk factors are small.

                                FITCH IBCA, INC.

         F-1+ is the highest category, and indicates the strongest degree of assurance for timely payment. Issues rated F-1 reflect an assurance of timely payment only slightly less than issues rated F-1+. Issues assigned an F-2 rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues in the first two rating categories.

                    COMMERCIAL PAPER, SHORT-TERM OBLIGATIONS
                     AND DEPOSIT OBLIGATIONS ISSUED BY BANKS

                             THOMSON BANKWATCH (TBW)

         TBW-1 is the highest category and indicates the degree of safety regarding timely repayment of principal and interest is very high. TBW-2 is the second highest category and while


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the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated
"TBW-1."


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